TCW Galileo
Funds, Inc.

This prospectus tells you about the Class N shares of eleven of the separate investment funds offered by TCW Galileo Funds, Inc., (collectively the "Funds") each of which has different investment objectives and policies that are designed to meet different investment goals. Please read this document carefully before investing, and keep it for future reference.

TCW Galileo Aggressive Growth Equities Fund
TCW Galileo Large Cap Growth Fund
TCW Galileo Large Cap Value Fund
TCW Galileo Select Equities Fund
TCW Galileo Small Cap Growth Fund
TCW Galileo Technology Fund
TCW Galileo Value Opportunities Fund
TCW Galileo Core Fixed Income Fund
TCW Galileo High Yield Bond Fund
TCW Galileo Total Return Mortgage-Backed Securities Fund
TCW Galileo European Equities Fund

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.


March 1, 2001


LOGO

Table of Contents

General Fund Information
Investment Objectives and Principal Strategies...........................   3
Principal Risks..........................................................   4
Performance Summary......................................................   6
Fund Expenses and Expense Example........................................  12

TCW Galileo Aggressive Growth Equities Fund
Investment Objectives/Approach...........................................  14
Main Risks...............................................................  15

TCW Galileo Large Cap Growth Fund
Investment Objectives/Approach...........................................  16
Main Risks...............................................................  17

TCW Galileo Large Cap Value Fund
Investment Objectives/Approach...........................................  18
Main Risks...............................................................  19

TCW Galileo Select Equities Fund
Investment Objectives/Approach...........................................  20
Main Risks...............................................................  21

TCW Galileo Small Cap Growth Fund
Investment Objectives/Approach...........................................  22
Main Risks...............................................................  23

TCW Galileo Technology Fund
Investment Objectives/Approach...........................................  24
Main Risks...............................................................  25

TCW Galileo Value Opportunities Fund
Investment Objectives/Approach...........................................  26
Main Risks...............................................................  27

TCW Galileo Core Fixed Income Fund
Investment Objectives/Approach...........................................  28
Main Risks...............................................................  29

TCW Galileo High Yield Bond Fund
Investment Objectives/Approach...........................................  30
Main Risks...............................................................  31

TCW Galileo Total Return Mortgage-Backed Securities Fund
Investment Objectives/Approach...........................................  32
Main Risks...............................................................  33

TCW Galileo European Equities Fund
Investment Objectives/Approach...........................................  34
Main Risks...............................................................  35

Risk Considerations......................................................  36
Management of the Funds..................................................  45
Multiple Class Structure.................................................  47

Your Investment
Account Policies and Services............................................  48
To Open an Account/ To Add to an Account.................................  51
To Sell or Exchange Shares...............................................  52
Distributions and Taxes..................................................  53
Financial Highlights.....................................................  54
For More Information.....................................................  63

General Fund Information

Investment Objectives and Principal Strategies

All of the Galileo Funds are affected by changes in the economy, or in securities and other markets. There is also the possibility that investment decisions the Adviser makes will not accomplish what they were designed to achieve or that companies in which the Funds invest will have disappointing performance or not pay their debts.

TCW Galileo Funds, Inc.                                    Investment Objectives             1. Principal Investment Strategies
-----------------------                                    ---------------------
TCW Galileo Aggressive Growth Equities Fund          Long-term capital appreciation          Invests in equity securities issued by
                                                                                             companies that appear to offer superior
                                                                                             growth prospects.

TCW Galileo Large Cap Growth Fund                    Long-term capital appreciation          Invests in equity securities of large
                                                                                             capitalization U.S. companies with
                                                                                             above average earnings prospects.

TCW Galileo Large Cap Value Fund                     Long-term capital appreciation           Invests in equity securities of large
                                                                                              capitalization value companies.

TCW Galileo Select Equities Fund                     Long-term capital appreciation           Invests in common stock of large
                                                                                              capitalization companies.

TCW Galileo Small Cap Growth Fund                    Long-term capital appreciation           Invests in equity securities issued by
                                                                                              small capitalization growth companies.

TCW Galileo Technology Fund                          Long-term capital appreciation           Invests in the equity securities of
                                                                                              companies with superior growth
                                                                                              prospects engaged in the technology,
                                                                                              telecommunications and information
                                                                                              industries.

TCW Galileo Value Opportunities Fund                 Long-term capital appreciation           Invests in equity securities of
                                                                                              companies with market capitalizations
                                                                                              between $500 million and $5 billion.

TCW Galileo Core Fixed Income Fund                   Maximize current income and              Invests in fixed income securities
                                                     achieve above average total              rated A or higher by Moody's or S&P.
                                                     return consistent with
                                                     prudent investment management
                                                     over a full market cycle

TCW Galileo High Yield Bond Fund                     Maximize current income and              Invest in high yield bonds, commonly
                                                     achieve above average total              known as "Junk" bonds.
                                                     return consistent with
                                                     reasonable risk over a full
                                                     market cycle

TCW Galileo Total Return Mortgage-Backed             Maximize current income and              Invests in mortgage-backed securities
 Securities Fund                                     achieve above average total              guaranteed by, or secured by
                                                     return consistent with prudent           collateral that is guaranteed by, the
                                                     investment management over a full        United States government, its
                                                     market cycle                             agencies, instrumentalities or its
                                                                                              sponsored corporations, or private
                                                                                              issued mortgage-backed securities
                                                                                              rated Aa or higher by Moody's or AA
                                                                                              or higher by S&P.

TCW Galileo European Equities Fund                   Long-term capital appreciation           Invests in equity securities issued by
                                                                                              European companies.

Under adverse market conditions, each Fund could invest some or all of its assets in money market securities. Although the Funds would do this only when seeking to avoid losses, it could have the effect of reducing the benefit from any upswing in the market.

Principal Risks

Risk is the chance that you will lose money on your investment or that it will not earn as much as you expect. In general, the greater the risk, the more money your investment can earn for you--and the more you can lose. Since shares of a Fund represent an investment in securities with fluctuating market prices, the value of individual Fund shares will vary as each Fund's portfolio securities increase or decrease in value. Therefore, the value of an investment in a Fund could go down as well as up. All investments are subject to:


 .  MARKET RISK

    There is the possibility that the returns from the types of securities in which a Fund invests will underperform returns from the various general securities markets or different asset classes. Different types of securities tend to go through cycles of outperformance and underperformance in comparison to the general securities markets.


 .  SECURITIES SELECTION RISK

   There is the possibility that the specific securities held in a Fund's portfolio will underperform other funds in the same asset class or benchmarks that are representative of the general performance of the asset class because of the portfolio manager's choice of securities.

   Each Fund may also be subject (in varying degrees) to the following risks:

 .  PRICE VOLATILITY

   There is the possibility that the value of a Fund's portfolio will change as the prices of its investments go up or down. Although stocks offer the potential for greater long-term growth than most fixed income securities, stocks generally have higher short-term volatility.

 .  LIQUIDITY RISK

   There is the possibility that a Fund may lose money or be prevented from earning capital gains if it cannot sell a security at the time and price that is most beneficial to a Fund. A Fund may be subject to liquidity risk because it invests primarily in securities of medium and small sized companies; high yield bonds; mortgage-backed securities; or foreign or emerging markets securities, which have all experienced periods of illiquidity.

 .  FOREIGN INVESTING RISK

   There is the likelihood that foreign investments may be riskier than U.S. investments because of a lack of political stability, foreign controls on investment and currency exchange rates, fluctuations in currency exchange rates, withholding taxes, and lack of adequate company information. A Fund that invests primarily in the assets of foreign companies or a portion of its assets in foreign company securities may be subject to foreign investing risk. If a Fund invests in "emerging makets," the risk is even more pronounced. In addition, because foreign securities generally are denominated and pay dividends or interest in foreign currencies, and a Fund may hold various foreign currencies, the value of the net assets of a Fund as measured in U.S. dollars can be affected favorably or unfavorably by changes in exchange rates.

 .  CREDIT RISK

   There is the possibility that a Fund could lose money if an issuer is unable to meet its financial obligations such as the payment of principal and/or interest on an instrument, or goes bankrupt. A Fund may be subject to greater credit risk if it: invests in below investment grade convertible or fixed income securities; in high yield bonds, which are commonly referred to as "junk bonds"; or in private issued mortgage-backed securities.

 .  INTEREST  RATE RISK

   There is the possibility that the value of a Fund's portfolio investments may fall since fixed income securities generally fall in value when interest rates rise. The longer the term of a fixed income instrument, the more sensitive it will be to fluctuations in value from interest rate changes. Changes in interest rates may have a significant effect on a Fund because it may hold securities with long terms to maturity.

   In the case of mortgage-backed securities, rising interest rates tend to extend the term to maturity of the securities, making them even more susceptible to interest rate changes. When interest rates drop, not only can the value of fixed income securities drop, but the yield can drop, particularly where the yield on the fixed income securities is tied to changes in interest rates, such as adjustable mortgages. Also when interest rates drop, the holdings of mortgage-backed securities by a Fund can reduce returns if the owners of the underlying mortgages pay off their mortgages sooner than anticipated since the funds prepaid will have to be reinvested at the then lower prevailing rates. This is known as prepayment risk. When interest rates rise, the holdings of mortgage-backed securities by a Fund can reduce returns if the owners of the underlying mortgages pay off their mortgages later than anticipated. This is known as extension risk.


 .  JUNK BONDS

   These bonds are speculative in nature. They are usually issued by companies without long track records of sales and earnings, or by those companies with questionable credit strength. These bonds are considered ''below investment grade.'' The High Yield Bond Fund primarily invests in debt instruments rated below investment grade. The Core Fixed Income Fund may invest in debt instruments rated below investment grade.

 .  CONCENTRATION

   There is the possibility that because the Technology Fund focuses its investments in the technology sector, its performance may be more negatively impacted by the technology sector's poor performance than a fund broadly invested over numerous sectors or industries.

Each Fund may be more susceptible to some of these risks than others, as noted in the description of each Fund. A more detailed explanation of these risks is presented under the "Risk Considerations" section at page 36. Each of the Funds, with the exception of the Core Fixed Income, High Yield Bond, and Total Return Mortgage-Backed Securities Funds, are non-diversified for Investment Company Act of 1940 (''1940 Act'') purposes, and may invest more than 5% of its total assets in the securities of any one issuer. Consequently, each non-diversified Fund's exposure to credit and market risks associated with that issuer is increased.

Your investment is not a bank deposit, and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Summary

The ten bar charts and tables following show summary performance information for the Fund's Class N shares. The information provides some indication of the risks of investing in the Funds by showing how each Fund's performance has varied from year to year and how each Fund's average annual returns compare with the returns of a broad-based securities market index. All of the bar charts and tables assume reinvestment of dividends and distributions. The Technology Fund does not have a full calendar year of performance. Thus, no bar charts or annual return tables are included for the Fund.

The bar chart, the Average Annual Total Return tables and the Best and Worst Quarterly Performance tables for the Value Opportunities Fund show performance of its Class I shares, which are offered in a different prospectus. This is because the Fund has not offered its Class N shares for a full calendar year. Although Class N and Class I shares would have similar annual returns (because the Fund's shares represent interests in the same portfolio of securities), Class N performance would be lower than Class I performance because of the higher expenses paid by Class N shares.

The Value Opportunities Fund's performance information, includes performance of its predecessor limited partnership, which was managed by an affiliate of TCW Investment Management Company using the same investment strategy as the Value Opportunities Fund. The performance of the partnership was calculated using performance standards applicable to private investment partnerships, which take into account all elements of total return and reflect the deduction of all fees and expenses of operations. The predecessor limited partnership was not registered under the Investment Company Act of 1940 (the "1940 Act") and, therefore was not subject to certain investment restrictions imposed by the 1940 Act and Subchapter M of the Internal Revenue Code of 1986, as amended. If the limited partnership had been registered under the 1940 Act its performance could have been adversely affected. As with all mutual funds, past performance is not a prediction of future results.

                         Year by year total return (%)
                          as of December 31 each year

                  TCW Galileo Aggressive Growth Equities Fund

                                    -33.59%

                                     2000*

*The Fund'sClass N total return for the period October 31, 2000 to December 31, 2000 is:-29.79%

            Best and worst quarterly performance during this period

    Fund                                                Performance
 .  Aggressive Growth Equities Fund
    Quarter ending March 31, 2000                      11.65% (Best)
    Quarter ending December 31, 2000                 -39.06% (Worst)

          Average Annual Total Return as of December 31

                                            1 Year     5 Years    Since Inception
Aggressive Growth Equities Fund            -33.59%       N/A           18.18%
  S&P 400 Mid-Cap                           17.59%       N/A           23.85%

                       TCW Galileo Large Cap Growth Fund

                                   -  25.54%

                                       2000*
*The Fund's Class N total return for the period October 31, 2000 to December 31, 2000 is:-18.34%


            Best and worst quarterly performance during this period

   Fund                                                   Performance
 . Large Cap Growth Fund
   Quarter ending March 31, 2000                          8.01% (Best)
   Quarter ending December 31, 2000                     -25.31% (Worst)

                 Average Annual Total Return as of December 31

                                  1 year         5 years      Since inception
 . Large Cap Growth Fund           -25.54%          N/A               6.52%
  S&P/BARRA Growth Index          -22.07%          N/A              -1.07%

                       TCW Galileo Large Cap Value Fund

                                    11.15%

                                     2000*


*The Fund's Class N  total return for the period
October 31, 2000 to December 31, 2000 is:-3.43%

            Best and worst quarterly performance during this period

   Fund                                                   Performance
 . Large Cap Value Fund
   Quarter ending September 30, 2000                      9.07% (Best)
   Quarter ending June 30, 2000                         - 4.41% (Worst)

                 Average Annual Total Return as of December 31

                                   1 year        5 years        Since inception
 . Large Cap Value Fund             11.15%          N/A               12.18%
  S&P/BARRA Value Index             6.09%          N/A               10.35%

                        TCW Galileo Select Equities Fund

                         -6.53%

                          2000*


*The Fund's total return for the period October 31, 2000 to December 31, 2000 is: -15.35%

            Best and worst quarterly performance during this period

   Fund                                                   Performance
 . Select Equities Fund
   Quarter ending March 31, 2000                         16.38% (Best)
   Quarter ending December 31, 2000                     -18.75% (Worst)

                 Average Annual Total Return as of December 31

                                      1 year        5 year      Since inception
 . Select Equities Fund                -6.53%         N/A             14.39%
  S&P 500                             -9.10%         N/A              4.81%



                       TCW Galileo Small Cap Growth Fund

                        -38.43%

                          2000*


*The Fund's total return for the period
 October 31, 2000 to December 31, 2000 is:
-25.14%

            Best and worst quarterly performance during this period

   Fund                                                   Performance
 . Small Cap Growth Fund
   Quarter ending March 31, 2000                          7.39% (Best)
   Quarter ending December 31, 2000                     -36.95% (Worst)

                 Average Annual Total Return as of December 31

                                        1 year      5 years      Since inception
 . Small Cap Growth Fund                -38.43%        N/A              21.80%
   Russell 2000 Index                   -3.03%        N/A              13.57%

                      TCW Galileo Value Opportunities Fund

          17.10%             0.30%               25.06%              38.26%+

           1997              1998                 1999                2000*

*The Fund's total return for the period October 31, 2000 to December 31, 2000 is: 5.46%.
+The Class N performance for October 31, 2000 to December 31, 2000 was 5.38%.

            Best and worse quarterly performance during this period.

 Fund                                                    Performance
Value Opportunities Fund
 Quarter ending December 31, 1998                       28.55% (Best)
 Quarter ending September 30, 1998                     -21.03% (Worst)


                 Average Annual Total Return as of December 31


                                     1 year        5 years       From Inception
Value Opportunities Fund             38.26%          N/A              20.87%
 Russell Mid-Cap Value Index          4.94%          N/A              15.18%



                       TCW Galileo Core Fixed Income Fund

                           7.51%

                           2000*

*The Fund's Class N  total return for the period
 October 31, 2000 to December 31, 2000 is:3.44%

            Best and worst quarterly performance during this period


   Fund                                                Performance
 . Core Fixed Income Fund
   Quarter ending December 31, 2000                    3.39% (Best)
   Quarter ending June 30, 2000                        0.60% (Worst)


                 Average Annual Total Return as of December 31

                                            1 year      5 years       Since inception
Core Fixed Income Fund                       7.51%        N/A               3.99%
 Lehman Brothers Aggregate Bond Index       11.63%        N/A               6.31%

                        TCW Galileo High Yield Bond Fund

                          -6.87%

                           2000*


*The Fund's Class N total return for the period
October 31, 2000 to December 31, 2000 is:-2.33%

            Best and worst quarterly performance during this period

   Fund                                                      Performance
 . High Yield Bond Fund
   Quarter ending June 30, 2000                              1.36% (Best)
   Quarter ending December 31, 2000                         -5.12% (Worst)

                 Average Annual Total Return as of December 31

                                                    1 year       5 years       Since inception
 . High Yield Bond Fund                              -6.87%         N/A              -2.46%
   Salomon Brothers High Yield Cash Pay Index       -4.42%         N/A              -2.20%

            TCW Galileo Total Return Mortgage-Backed Securities Fund

                                    13.63%

                                     2000*


*The Fund's total return for the period October 31, 2000 to December 31, 2000 is: 4.81%

            Best and worst quarterly performance during this period

   Fund                                                      Performance
 . Total Return Mortgage-Backed Securities Fund
   Quarter ending December 31, 2000                          5.71% (Best)
   Quarter ending June 30, 2000                              1.45% (Worst)

                 Average Annual Total Return as of December 31

                                                          1 year         5 years        Since inception
 . Total Return Mortgage-Backed Securities Fund            13.63%           N/A               6.57%
   Lehman Brothers Mortgage-Backed                        11.16%           N/A               6.83%
     Securities Index

                       TCW Galileo European Equities Fund

                                 -14.31%

                                   2000*

*The Fund's total return for the period October 31, 2000 to December 31, 2000 is -0.92%

            Best and worst quarterly performance during this period

   Fund                                                       Performance
 . European Equities Fund
   Quarter ending March 31, 2000                             4.86% (Best)
   Quarter ending September 30, 2000                        -9.21% (Worst)


                 Average Annual Total Return as of December 31

                                               1 year       5 years      Since inception
 . European Equities Fund                       -14.31%        N/A             8.34%
   MSCI Europe 15 Index                         -8.13%        N/A             5.44%

Fund Expenses and Expense Example

As an investor, you pay certain fees and expenses in connection with the Funds, which are described in the table below. Annual Fund operating expenses are paid out of Fund assets, so their effect is included in the share price. The Class N shares of the Funds have no sales charge (load), but are subject to Rule 12b-1 distribution fees. However, the European Equities Fund has a 1.00% short-term redemption/exchange fee on shares owned less than 90 days.

FEE TABLE

                                                                                        Small
                                 Aggressive      Large Cap     Large Cap    Select       Cap                         Value
                                   Growth         Growth         Value     Equities     Growth      Technology    Opportunitie
                                  Equities         Fund           Fund       Fund         Fund         Fund           Fund
Shareholder Transaction
 Fees
1)  Redemption Fees.............     None          None           None        None         None         None          None
2)  Exchange Fees...............     None          None           None        None         None         None          None
3)  Contingent Deferred
 Sales Load.....................     None          None           None        None         None         None          None
4)  Maximum Sales Charge
 (Load) on Reinvested
 Dividends......................     None          None           None        None         None         None          None
5)  Maximum Sales Charge
 (Load) on Purchases............     None          None           None        None         None         None          None


Annual Fund Operating
 Expenses

 Management Fees................    1.00%          0.55%          0.55%       0.75%        1.00%        1.00%         0.80%
 Distribution (12b-1)               0.25%          0.25%          0.25%       0.25%        0.25%        0.25%         0.25%
Fees.
 Other Expenses.................    0.28%         13.16%          4.25%       0.17%        0.19%        0.46%         0.46%
 Total Annual Fund
  Operating Expenses............    1.53%/(1)/    13.96%/(2)/     5.05/(3)/   1.17%        1.44%/(4)/   1.71%/(5)/    1.51%/(6)/

                                                                  Total
                                                                 Return
                                                                Mortgage-
                                                 High Yield      Backed        European
                                    Core Fixed       Bond       Securities      Equities
                                    Income Fund      Fund         Fund          Fund
Shareholder Transaction
 Fees
1)  Redemption Fees..............     None           None         None         1.00%
2)  Exchange Fees................     None           None         None         1.00%
3)  Contingent Deferred
 Sales Load......................     None           None         None         None
4)  Maximum Sales Charge
 (Load) on Reinvested
 Dividends.......................     None           None         None         None
5)  Maximum Sales Charge
 (Load) on Purchases.............     None           None         None         None


Annual Fund Operating
 Expenses

 Management Fees.................     0.40%          0.75%        0.50%        0.75%
 Distribution (12b-1)                 0.25%          0.25%        0.25%        0.25%
Fees.
 Other Expenses..................     39.68%        1.05%         88.88%      11.03%
 Total Annual Fund
  Operating Expenses.............     40.33%/(7)/   2.05%/(8)/    89.63%/(9)/ 12.03%/(10)/

_________________________________

(1) The Adviser contractually agreed to reduce its fee or to pay the operating expenses of the Fund to reduce Annual Fund operating expenses to 1.48% of Net Assets through 10/31/00.
(2) The Adviser contractually agreed to reduce its fee or to pay the operating expenses of the Fund to reduce Annual Fund operating expenses to 1.40% of Net Assets through 10/31/00.
(3) The Adviser contractually agreed to reduce its fee or to pay the operating expenses of the Fund to reduce Annual Fund operating expenses to 1.28% of Net Assets through 10/31/00.
(4) The Adviser contractually agreed to reduce its fee or to pay the operating expenses of the Fund to reduce Annual Fund operating expenses to 1.42% of Net Assets through 10/31/00.
(5)   Estimated. Class N has no operating history.
(6)   Estimated. Class N has no operating history.
(7) The Adviser contractually agreed to reduce its fee or to pay the operating expenses of the Fund to reduce Annual Fund operating expenses to 1.13% of Net
Assets through 10/31/00.
(8) The Adviser contractually agreed to reduce its fee or to pay the operating expenses of the Fund to reduce Annual Fund operating expenses to 1.27% of Net Assets through 10/31/00.
(9) The Adviser contractually agreed to reduce its fee or to pay the operating expenses of the Fund to reduce Annual Fund operating expenses to 1.02% of Net Assets through 10/31/00.
(10) The Adviser contractually agreed to reduce its fee or to pay the operating expenses of the Fund to reduce Annual Fund operating expenses to 1.77% of Net Assets through 10/31/00.

 .EXPENSE EXAMPLE

This Example is intended to help you compare the with the cost of investing in other mutual funds.

This Example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 Initial Investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether or not you sold your shares at the end of a period. Because actual return and expenses will be higher or lower, the Example is for comparison purposes only.

                                                        1 Year       3 Years       5 Years       10 Years
                                                     ------------  ------------  ------------  ------------
 Aggressive Growth Equities..................          $156          $483          $834        $1,824

 Large Cap Growth............................        $1,328        $3,640        $5,559        $9,048

 Large Cap Value.............................          $505        $1,514        $2,522        $5,037

 Select Equities.............................          $119          $372          $644        $1,420

 Small Cap Growth Fund.......................          $147          $456          $787        $1,724

 Technology...................................         $174          $539            --            --

 Value Opportunities..........................         $154          $477          $824        $1,802

 Core Fixed Income...........................        $3,321        $6,857        $8,336        $9,278

 High Yield Bond.............................           208          $643        $1,103        $2,379

 Total Return Mortgage-Backed Securities.....        $5,170        $6,087        $6,109        $6,109

 European Equities...........................        $1,161        $3,243        $5,043        $8,546

U.S. Equities

TCW Galileo Aggressive Growth Equities Fund

Investment Objectives/Approaches

The Aggressive Growth Equities Fund seeks long-term capital appreciation. To pursue this goal, the Aggressive Growth Equities Fund anticipates that at least 65% of the value of its total assets will be invested in equity securities (except when maintaining a temporary defensive position) of issuers which are characterized as "growth" companies according to criteria established by the Adviser. These securities include common and preferred stock and convertible securities. In managing the Aggressive Growth Equities Fund's investments, the Adviser will focus on emerging companies that exhibit this characteristic.

Concepts to understand
----------------------

Emerging growth companies are companies that are likely to show rapid growth through reinventing an existing industry or pioneering a new industry.


            The Adviser utilizes a "bottom-up" approach to identify securities for investment. First, the Adviser uses quantitative and qualitative criteria to screen companies. The Adviser then subjects companies that make it through this screening process to fundamental analysis, which generally looks for at least some of the following factors:

            . a demonstrated record of consistent earnings growth or the potential to grow earnings

            .  an ability to earn an attractive return on equity

            . a price/earnings ratio which is less than the Adviser's internally estimated three-year earnings growth rate

            .  a large and growing market share

            .  a strong balance sheet

            . significant ownership interest by management and a strong management team.

Typically, the Fund sells an individual security when the company fails to meet expectations, there is a deterioration of underlying fundmentals, the intermediate and long-term prospects for the company are poor or the Adviser determines to take advantage of a better investment opportunity.

The Fund seeks to earn additional income by making loans of its portfolio securities to brokers, dealers and other financial institutions. The loans will be secured at all times by cash and liquid high grade debt obligations. As with any extension of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower fail financially.

The Fund may engage in active portfolio management which may result in increased Fund transaction expenses and have tax consequences such as increased realized gains for investors.


                 Christopher J. Ainley and Douglas S. Foreman are the Fund's portfolio managers.

Main Risks

The Fund holds primarily stocks, which may go up or down in value, sometimes rapidly and unpredictably. Although stocks offer the potential for greater long-term growth than most fixed income securities, stocks generally have higher short-term volatility. In addition, the Fund may hold convertible debt securities. Many convertible debt securities are rated below investment grade and are considered speculative by rating agencies as to repayment of principal and interest.

The primary risks affecting this Fund are "price volatility" and "liquidity risk." Price volatility refers to the possibility that the value of the Fund's portfolio will change as the prices of its investments go up or down. This Fund may be subject to greater price volatility than funds that invest in the securities of larger companies. Liquidity risk refers to the possibility that the Fund may lose money or be prevented from earning capital gains if it cannot sell securities at the time and price that is most beneficial to the Fund. Because the securities of medium-sized companies may be less liquid than the securities of large-sized companies, the Fund may be susceptible to liquidity risk more than funds that invest in the securities of large-sized companies. In addition, the Fund may be subject to liquidity risk because it may invest in debt instruments rated below investment grade.

TCW Galileo Large Cap Growth Fund

Investment Objectives/Approach

          The Fund seeks long-term capital appreciation. To pursue this goal, it invests primarily in equity securities of large capitalization U.S. companies with above-average earning prospects. It will invest (except when maintaining a temporary defensive position) at least 65% of the value of its total assets in companies with a market capitalization of greater than $3 billion at the time of purchase.



Concepts to understand
----------------------

Large capitalization companies are established companies that are considered known quantities. Large capitalization companies often have the resources to weather economic shifts, although they can be slower to innovate than small companies.

Growth companies are companies exhibiting faster than average gains in earnings and which are expected to continue to show high levels of growth gain.

  In managing the Fund's investments, the Adviser seeks to invest in companies that will have reported earnings that exceed analysts' expectations (i.e., potential for earnings surprises). The Adviser utilizes "bottom-up" fundamental research to identify these companies. The Adviser performs fundamental research by using techniques such as:

            .  making company visits

            .  attending industry conferences

            .  maintaining communication with company management

            The Adviser then uses the information that it has obtained from its fundamental research to analyze the company's long-term growth potential, future earnings and cash flow.

            The Adviser uses quantiative and qualitative screening criteria to determine which companies to subject to its fundamental analysis.

Typically, the Fund sells an individual security when the company fails to meet expectations, there is a deterioration of underlying fundmentals, the intermediate and long-term prospects for the company are poor or the Adviser determines to take advantage of a better investment opportunity.

The Fund seeks to earn additional income by making loans of its portfolio securities to brokers, dealers and other financial institutions. The loans will be secured at all times by cash and liquid high grade debt obligations. As with any extension of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower fail financially.

The Fund may engage in active portfolio management which may result in increased Fund transaction expenses and have tax consequences such as increased realized gains for investors.

               Wendy S. Barker and Douglas S. Foreman are the Fund's portfolio managers.

Main Risks


The Fund holds primarily stocks, which may go up or down in value, sometimes rapidly and unpredictably. Although stocks offer the potential for greater long-term growth than most fixed income securities, stocks generally have higher short-term volatility. In addition, the Fund may hold convertible debt securities. Many convertible debt securities are rated below investment grade and are considered speculative by rating agencies as to repayment of principal and interest.


The primary risk affecting this Fund is "price volatility." Price volatility refers to the possibility that the value of the Fund's portfolio will change as the prices of its investments go up or down. This Fund may be less susceptible to price volatility risk because it invests in the securities of large companies. This is especially true during periods of economic uncertainty or during economic downturns.

TCW Galileo Large Cap Value Fund

Investment Objectives/Approach

The Fund seeks long-term capital appreciation. To pursue this goal, the Fund invests primarily in equity securities of large capitalization companies. The securities include common and preferred stock and convertible securities. The Fund will invest (except when maintaining a temporary defensive position) at least 65% of the value of its total assets in publicly traded equity securities of companies with a market capitalization of greater than $3 billion at the time of purchase. The Fund will invest mostly in "value companies."


Concepts to understand
----------------------

Large capitalization companies are established companies that are considered known quantities. Large capitalization companies often have the resources to weather economic shifts, though they can be slower to innovate than small companies.

Value companies are companies that appear underpriced according to certain financial measurements of their intrinsic worth or business prospects (such as price-to-earnings or price-to-book ratios). Because a stock can remain undervalued for years, value investors often look for factors that could trigger a rise in price.

In managing the Fund's investments, the Adviser seeks to invest in attractively valued equity securities of companies where the return on invested capital is improving. The Adviser utilizes bottom-up fundamental research to identify these companies. The Adviser performs fundamental research by using techniques such as:

making company visits

financial screening to identify companies

maintaining a disciplined approach to stock selection and portfolio construction

The Adviser will use both quantitative and qualitative screening criteria to supplement the scope of its fundamental research.

Typically, the Fund sells an individual security when the company fails to meet expectations, there is a deterioration of underlying fundamentals, the intermediate and long-term prospects for the company are poor or the Adviser determines to take advantage of a better investment opportunity.

The Fund may invest some assets in options. This practice is used primarily to hedge the Fund's portfolio, but it may be used to increase returns; however, this practice sometimes may reduce returns or increase volatility.

The Fund seeks to earn additional income by making loans of its portfolio securities to brokers, dealers and other financial institutions. The loans will be secured at all times by cash and liquid high-grade debt obligations. As with any extension of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower fail financially.

The Fund may engage in active portfolio management which may result in increased Fund transaction expenses and have tax consequences such as increased realized gains for investors.

Thomas K. McKissick and N. John Snider are the
Fund's portfolio managers.

Main Risks

The Fund holds primarily stocks, which may go up or down in value, sometimes rapidly and unpredictably. Although stocks offer the potential for greater long-term growth than most fixed income securities, stocks generally have higher short-term volatility. In addition, the Fund may hold convertible debt securities. Many convertible debt securities are rated below investment grade and are considered speculative by rating agencies as to repayment of principal and interest.

The primary risk affecting this Fund is "price volatility." Price volatility refers to the possibility that the value of the Fund's portfolio will change as the prices of its investments go up or down. This Fund may be less susceptible to price volatility than funds that invest in the securities of small companies. This is especially true during periods of economic uncertainty or during economic downturns.

TCW Galileo Select Equities Fund

Investment Objectives/Approach


          The Fund seeks long-term capital appreciation. Performance should be measured over a full market cycle.


To pursue this goal, the Fund invests primarily in the common stocks of larger companies. The investment philosophy underlying our strategy is a highly focused approach which seeks to achieve superior long-term returns by owning shares in companies that are believed to have strong and enduring business models and inherent advantages over their competitors. Except when maintaining a temporary defensive position, the Fund anticipates that at least 65% of the value of its total assets will be invested in equity securities of these companies. In implementing its investment policy, the Fund may purchase and sell convertible securities and foreign securities.


Concepts to understand
----------------------

Large capitalization companies are established companies that are considered known quantities. Large companies often have the resources to weather economic shifts, though they can be slower to innovate than small companies.

Typically, the Fund sells an individual security when the company fails to meet expectations, there is a deterioration of underlying fundmentals, in the Adviser's opinion the security becomes fully valued, the intermediate and long-term prospects for the company are poor or the Adviser determines to take advantage of a better investment opportunity

The Fund may invest some assets in options, futures and foreign currency futures, and forward contracts. These practices are used primarily to hedge the Fund's portfolio but may be used to increase returns; however, such practices sometimes may reduce returns or increase volatility.

The Fund seeks to earn additional income by making loans of its portfolio securities to brokers, dealers and other financial institutions. The loans will be secured at all times by cash and liquid high grade debt obligations. As with any extension of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower fail financially.

The Fund may engage in active portfolio management which may result in increased Fund transaction expenses and have tax consequences such as increased realized gain for investors.

            Glen E. Bickerstaff is the Fund's portfolio manager.

Main Risks

The Fund holds primarily stocks, which may go up or down in value, sometimes rapidly and unpredictably. Although stocks offer the potential for greater long-term growth than most fixed income securities, stocks generally have higher short-term volatility. In addition, the Fund may hold convertible debt securities. Many convertible debt securities are rated below investment grade and are considered speculative by rating agencies as to repayment of principal and interest.

The primary risks affecting this Fund are "price volatility" and "foreign investing risk." Price volatility refers to the possibility that the value of the Fund's portfolio will change as the prices of its investments go up or down. Although the Fund is subject to price volatility because of its stock investments, it is subject to less price volatility than funds that invest in the securities of smaller companies. Because the Fund may invest a portion of its assets in securities issued by foreign companies, it may be subject to foreign investing risks. Foreign investing risk refers to the likelihood that foreign investments may be riskier than U.S. investments because of many factors, some of which include:

 .  a lack of political or economic stability

 .  foreign controls on investment and currency exchange rates

 .  withholding taxes

 .  a lack of adequate company information

In addition, securities traded only through foreign markets may be more volatile and are often harder to sell. Volatility is a way to measure the changes in the price of a single security or an entire portfolio. Large and frequent price changes indicate higher volatility, which generally indicates that there is a greater chance you could lose money over the short-term. The Fund is also subject to foreign currency risk. Because foreign securities are generally denominated and pay dividends or interest in foreign currencies, the value of the net assets of the Fund as measured in U.S. dollars will be affected favorably or unfavorably by changes in exchange rates.

TCW Galileo Small Cap Growth Fund

Investment Objectives/Approach

The Fund seeks long-term capital appreciation. To pursue this goal, it invests (except when maintaining a temporary defensive position) at least 65% of the value of its total assets in equity securities issued by companies with market capitalizations, at the time of acquisition, within the capitalization range of the companies comprising the Standard & Poor's Small Cap 600 Index.


Concepts to understand
----------------------

Small-Sized Companies seek long term capital appreciation by focusing on small, fast-growing companies that offer cutting-edge products, services or technologies. Because these companies are often in their early stages of development, their stocks tend to fluctuate more than most other securities.

            In managing the Fund's investments, the Adviser pursues a small cap growth investment philosophy. That philosophy consists of fundamental company-by-company analysis to screen potential investments and to continuously monitor securities in the Fund's portfolio.

            Typically, the Fund sells an individual security when the company fails to meet expectations, there is a deterioration of underlying fundmentals, the intermediate and long-term prospects for the company are poor or the Adviser determines to take advantage of a better investment opportunity.

The Fund may invest some assets in options. This practice is used primarily to hedge the Fund's portfolio, but may be used to increase returns; however, such practice sometimes may reduce returns or increase volatility.

The Fund seeks to earn additional income by making loans of its portfolio securities to brokers, dealers and other financial institutions. The loans will be secured at all times by cash and liquid high grade debt obligations. As with any extension of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower fail financially.

The Fund may engage in active portfolio management which may result in increased Fund transaction expenses and have tax consequences such as increased realized gains for investors.

            Douglas S. Foreman, Christopher J. Ainley and Nicholas J. Capuano are the Fund's portfolio managers.

Main Risks

The Fund holds primarily stocks, which may go up or down in value, sometimes rapidly and unpredictably. Although stocks offer the potential for greater long-term growth than most fixed income securities, stocks generally have higher short-term volatility. In addition, the Fund may hold convertible debt securities. Many convertible debt securities are rated below investment grade and are considered speculative by rating agencies as to repayment of principal and interest.

The primary risks affecting this Fund are "price volatility" and "liquidity risk." Price volatility refers to the possibility that the value of the Fund's portfolio will change as the prices of its investments go up or down. This Fund may be subject to greater price volatility than funds that invest in the securities of large or midcap companies. Liquidity risk refers to the possibility that the Fund may lose money or be prevented from earning capital gains if it cannot sell securities at the time and price that is most beneficial to the Fund. Because the securities of small-size companies may be less liquid than the securities of large-size companies, the Fund may be more susceptible to liquidity risk than funds that invest in the securities of large-sized companies.

TCW Galileo Technology Fund

Investment Objectives/Approach


     The Fund seeks long-term capital appreciation. The Fund seeks to achieve its obejctive by investing at least 65% of the value of its total assets in ther equity securities of companies with superior earnings growth prospects that engage in the technology, telecommunications and information industries. It is expected that the Fund will concentrate its investment in knowledge and information intensive companies in the technology sector including companies in technology, communications, telecommunications, Internet, video, electronics, office and factory automation and robotics. Equity securities include common and preferred stocks, convertible securities and rights or warrants to purchase common or preferred stock. The Fund may invest in foreign securities.

Concepts to understand
----------------------

     Concentration in a specific sector increases risk. A Fund that invests in a relatively small number of issuers or concetrates its investments in a particular industry is more susceptible to risks associated with a single economic, political or regulatory occurrence than a more broadly invested portfolio might be.

     Technology Companies are companies in technology, communications, telecommunications, Internet, video, electronics, office and factory automation and robotics.

     The Adviser utilizes a "bottom-up" approach to identify securities for investment. First, the Adviser uses quantitative and qualitative criteria to screen companies. The Adviser then subjects companies that make it through this screening process to fundamental analysis, which generally looks for at least some of the following factors:

       . a demonstrated record of consistent earnings growth or the potential to grow earnings

       .   an ability to earn an attractive return on equity

       . a price earnings ratio which is less than the Adviser's internally estimated three year earnings growth rate

       .   a large and growing market share

       .   a strong balance sheet

       . significant ownership interest by management and a strong management team

Typically, the Fund sells an individual security when the company fails to meet expectations, there is a deterioration of underlying fundmentals, the intermediate and long-term prospects for the company are poor or the Adviser determines to take advantage of a better investment opportunity.

The Fund seeks to earn additional income by making loans of its portfolio securities to brokers, dealers and other financial institutions. The loans will be secured at all times by cash and liquid high grade debt obligations. As with any extension of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower fail financially.

     The Fund may engage in active portfolio trading which may result in increased Fund transaction expenses and have tax consequences such as increased realized gains for investors.

     Christopher J. Ainley, Wendy S. Barker and Douglas S. Foreman are the Fund's portfolio managers.

Main Risks

The Fund holds primarily stocks, which may go up or down in value soemtimes rapidly and unpredictably. Although stocks offer the potential for greater long-term growth than most fixed income securities, stocks generally have higher short-term volatility. In addition, the Fund may hold convertible debt securities. Many convertible debt securities are rated below investment grade and are considered speculative by rating agencies as to repayment of principal and interest.

The primary risks affecting this fund are "concentration risk", "price volatility risk," "liquidity risk" and "foreign investing risk".

Concentration risk refers to the fact that the Fund has focused its investment in common stocks of companies in the technology sector. Therefore, the fund is considered to be concentrated in the technology sector, its primary risk. A portfolio concentrated in a single sector or industry may present more risk than a portfolio broadly invested over several sectors or industries. As a sector mutual fund that invests in technology companies, the Fund is subject to the risks associated with this industry sector. This makes the Fund more vulnerable to price changes of securities of issuers in technology related industries and factors that affect the technology indstry than a mutual fund that invests in securities of companies in a avariety of sectors.

Investments in the technology sector include the risk that certain high technology products and services are subject to competitive pressures and aggressive pricing. Technology products are also dependent on innovation in their industry with the accompanying risk that new products will not meet expctations or even reach the marketplace. Technology related companies are strongly affected by worldwide scientific or technological developments. As a result, their products may rapidly become obsolete. Technology companies are generally subject to the risks of rapidly changing technologies, short product life cycles; fierce competition, aggressive pricing and reducted profit margins; the loss of patent copyright and trademark protections; cycical market patterns; evolving industry standards and frequent new product introductions. Technology companies may be smaller and less experienced companies, with limited product lines, markets or financial resources and few experienced management or marketing personnel. Technology company stocks, especially those which are Internet-related, have experienced extreme price and volume fluctuations that are often unrelated to their operating performance. Also, the stocks of many Internet companies have exceptionally high price-to-earnings ratios with little or no earnings histories.

An additional risk affecting the Fund is "price volatility." Price volatility referes to the possiblity that the value of the Fund's portfolio will change as the prices of its investment go up or down. This Fund may be subject to greater price volatility than funds that invest in securities of companies in a variety of market sectors or larger companies. Liquidity risk refers to the possibility that the Fund may lose money or be prevented frome arning capital gains if it cannot sell securities at the time and price that is most beneficial tot he Fund. Because the securities of medium-sized and small-sized companies may be less liquid than the securities of large-sized companies, the Fund may be susceptible to liquidity risk more than a fund that invests in the securities of large-sized companies.

Foreign investing risk refers to the likelihood that foreign investments may be riskier than U.S. investments because of many factors, some of which include:

          .   a lack of political or economic stability

          .   foreign controls on investment

          .   withholding taxes

          .   a lack of adequate company information

          .   currency exchange rate fluctuations

TCW Galileo Value Opportunities Fund

Investment Objectives/Approach

The Fund seeks long-term capital appreciation. To pursue this goal, the Fund invests (except when maintaining a temporary defensive position) at least 65% of the value of its total assets in equity securities of companies with market capitalizations between $500 million and $5 billion. These equity securities include common and preferred stocks, rights or warrants to purchase common stock and convertible securities.

Concepts to understand
----------------------

Undervalued Assets: When a company's securities are selling below probable liquidation values, net working capital or tangible book value.

Undervalued Growth Potential: When a company has a strong potential growth rate and a strong balance sheet but has securities selling at less than a market multiple (based on normalized earnings) and/or a price earnings multiple at a discount to its peer group of companies.

Turnaround Situation: When a company has a sound balance sheet but has securities that are selling a significant market discount to the Adviser's estimate of the company's 24 month sustainable earnings.

Emerging Growth company: When a company has the potential for a significant annual growth rate, a proprietary product and/or pre-eminent market position, with a price/earnings multiple of generally not more than half the expected growth rate.

                    In managing the Fund's investments, the Adviser looks to invest the Fund's assets in the equity securities of companies that are in one or more of the following situations:

                    .    have undervalued assets

                    .    have undervalued growth potential

                    .    are in a turnaround stituation

                    .    are emerging growth companies

                    The Adviser also utilizes fundamental analysis on each company. This includes a review of available financial information, company visits and management interviews.

Investments will be sold for reasons such as when it it judged by the Adviser that a company will not achieve anticipated results or when the investment becomes fully valued.

The Fund seeks to earn additional income by making loans of its portfolio securities to brokers, dealers and other financial institutions. The loans will be secured at all times by cash and liquid high grade debt obligations. As with any extension of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower fail financially.

The Fund may engage in active portfolio trading which may result in increased Fund transaction expenses and have tax consequences such as increased realized gains for investors.

                    Nicholas F. Galluccio and Susan I. Schottenfeld are the Fund's portfolio managers.

Main Risks

The Fund holds primarily stocks, which may go up or down in value, sometimes rapidly and unpredictably. Although stocks offer the potential for greater long-term growth than most fixed income securities, stocks generally have higher short-term volatility. In addition, the Fund may hold convertible debt securities. Many convertible debt securities are rated below investment grade and are considered speculative by rating agencies as to repayment of principal and interest.

The primary risks affecting this Fund are "price volatility" and "liquidity risk." Price volatility refers to the possibility that the value of the Fund's portfolio will change as the prices of its investments go up or down. This Fund may be subject to greater price volatility than funds that invest in the securities of large companies. Liquidity risk refers to the possibility that the Fund may lose money or be prevented from earning capital gains if it cannot sell securities at the time and price that is most beneficial to the Fund. Because the securities of small and mid-size companies may be less liquid than the securities of large-size companies, the Fund may be more susceptible to liquidity risk than funds that invest in the securities of large-sized companies.

U.S. Fixed Income

TCW Galileo Core Fixed Income Fund

Investment Objectives/Approach

The Fund seeks to provide maximum current income and achieve above average total return consistent with prudent investment management over a full market cycle. To pursue this goal, it invests (except when maintaining a temporary defensive position) at least 65% of the value of its total assets in fixed income securities rated A or higher by Moody's or S&P. These securities include, U.S. Government obligations, bonds, notes, debentures, mortgage-backed securities, asset-backed securities, foreign securities (government and corporate), and other securities bearing fixed or variable interest rates of any maturity.

Concepts to understand
----------------------

Duration is often used to measure the potential volatility of a bond's price: bonds with longer durations are more sensitive to changes in interest rates, making them more volatile than bonds with shorter durations. Bonds with fixed maturities have a readily determinable duration. Bonds with uncertain payment schedules, such as mortgage-backed securities, which can be prepaid, have durations which may vary or lengthen in certain interest rate environments, making their values even more volatile than when they were acquired.

                    In managing the Fund's investments, the Adviser uses a controlled risk approach. The techniques of this approach attempt to control the principal risk components of the fixed income markets. These components include:

                    .  security selection within a given sector

                    .  relative performance of the various market sectors

                    .  the shape of the yield curve

                    .  fluctuations in the overall level of interest rates

                    The Adviser also utilizes active asset allocation in managing the Fund's investments and monitors the duration of the Fund's portfolio securities to mitigate the Fund's exposure to interest rate risk.

The Fund may invest some assets in options, futures and foreign currency futures, and forward contracts. These practices are used primarily to hedge the Fund's portfolio, but may also be used to increase returns; however, such practices sometimes may reduce returns or increase volatility. The Fund may also invest some assets in interest-only and principal-only securities, which are sometimes referred to as derivatives. These practices may be used to increase returns; however, such practices sometimes may reduce returns or increase volatility and may be very sensitive to changes in interest rates.

The Fund seeks to earn additional income by making loans of its portfolio securities to brokers, dealers and other financial institutions. The loans will be secured at all times by cash and liquid high grade debt obligations. As with any extension of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower fail financially.

The Fund may engage in active portfolio management which may result in increased Fund transaction expenses and have tax consequences such as increased realized gains.

                    Mark L. Attanasio, Philip A. Barach and Jeffrey E. Gundlach are the Fund's portfolio managers.

Main Risks

The primary risks affecting this Fund are "credit risk," "interest rate risk" (including "extension risk" and "prepayment risk"), "foreign investing risk" and "liquidity risk."

Credit risk refers to the likelihood that the Fund could lose money if an issuer is unable to meet its financial obligations, such as the payment of principal and/or interest on an instrument, or goes bankrupt. This Fund invests primarily in high credit quality securities that have limited susceptibility to this risk. A portion of the Fund's assets, however, will be invested in low credit quality securities that may make the Fund subject to greater credit risk, especially during periods of economic uncertainty or during economic downturns. Debt securities that are rated below investment grade are considered to be speculative. Securities rated below investment grade are also known as "junk" bonds. Interest rate risk refers to the possibility that the value of the Fund's portfolio investments may fall since fixed income securities generally fall in value when interest rates rise. The longer the term of a fixed income instrument, the more sensitive it will be to fluctuations in value from interest rate changes. Changes in interest rates may have a significant effect on this Fund because it may hold securities with long terms to maturity as well as mortgage-backed securities, including collateralized mortgage obligations and stripped mortgage securities. Its holding of mortgage-backed securities can reduce returns if the owners of the underlying mortgages pay off their mortgages sooner than anticipated when interest rates go down. Because this Fund may invest in mortgage-backed securities, it may be subject to extension risk and prepayment risk, which are both a type of interest rate risk. Extension risk refers to the possibility that rising interest rates may cause owners of the underlying mortgages to pay off their mortgages at a slower than expected rate. This particular risk may effectively change a security which was considered short or intermediate term into a long-term security. Long-term securities generally drop in value more dramatically in response to rising interest rates than short or intermediate-term securities. Prepayment risk refers to the possibility that falling interest rates may cause owners of the underlying mortgages to pay off their mortgages at a faster than expected rate. Because the Fund may invest a portion of its assets in foreign company securities, it may be subject to foreign investing risks. Foreign investing risk refers to the likelihood that foreign investments may be riskier than U.S. investments because of many factors, some of which include:

     .  a lack of political or economic stability

     .  foreign controls on investment and changes in currency exchange rates

     .  withholding taxes

     .  a lack of adequate company information

The risks of foreign investing are even more pronounced if the Fund invests in emerging markets. In addition, securities traded only through foreign markets may be more volatile and are often harder to sell. Volatility is a way to measure the changes in the price of a single security or an entire portfolio. Large and frequent price changes indicate higher volatility, which generally indicates that there is a greater chance you could lose money over the short term. The Fund is also subject to foreign currency risk. Because foreign securities are generally denominated and pay dividends or interest in foreign currencies, the value of the net assets of the Fund as measured in U.S. dollars will be affected favorably or unfavorably by changes in exchange rates. Liquidity risk refers to the possibility that the Fund may lose money or be prevented from earning capital gains if it cannot sell a security at the time and price that is most beneficial to the Fund. Because the Fund invests in below grade fixed income securities, it is more susceptible to liquidity risk than funds that invest in higher quality investments.

TCW Galileo High Yield Bond Fund

               . Investment Objectives/Approach

The Fund seeks to maximize income and achieve above average total return consistent with reasonable risk over a full market cycle. To pursue this goal, it invests (except when maintaining a temporary defensive position) at least 65% of the value of its total assets in high yield/below investment grade bonds, commonly known as "junk" bonds. It also invests in other high yield fixed income securities, including convertible and non-convertible debt securities and convertible and non-convertible preferred stocks.

Concepts to understand
----------------------

Junk bonds are bonds that have a credit rating of BB or lower by rating agencies such as Moody's Investors Service, Inc. and Standard & Poor's Corporation. These bonds are often issued by companies without long track records of sales and earnings, or by those companies with questionable credit strength. In the event of a prepayment problem by the issuer of these bonds, they will only be paid if there is anything left after the payment of senior debt, such as bank loans and investment grade bonds.

Junk bonds are considered to be mostly speculative in nature. This gives the Fund more credit risk than Galileo's other fixed income funds, but also gives it the potential for higher returns.

                    In managing the Fund's investments, the Adviser places emphasis on securities at the lower-risk end of the high yield bond/below investment grade spectrum. These securities are issued by companies that the Adviser believes have stable to improving business prospects. The Adviser's investment approach also emphasizes consistent and high current income. It attempts to reduce the Fund's investment risk through diversification and by analysis of:

                    .  each issuer

                    . each issuer's ability to make timely payments of principal and interest

                    .  broad economic trends and corporate developments

The Fund seeks to earn additional income by making loans of its portfolio securities to brokers, dealers and other financial institutions. The loans will be secured at all times by cash and liquid high-grade debt obligations. As with any extension of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower fail financially.

The Fund may engage in active portfolio management which may result in increased Fund transaction expenses and have tax consequences such as increased realized gains for investors.

                    James M. Hassett, Mark D. Senkpiel, and Melissa V. Weiler are the Fund's portfolio managers.

Main Risks

The primary risks affecting this Fund are "credit risk," "interest rate risk," "liquidity risk" and, to a lesser extent, "foreign investing risk."

Credit risk refers to the likelihood that the Fund could lose money if an issuer is unable to meet its financial obligations, such as the payment of principal and/or interest on an instrument, or goes bankrupt. This Fund is subject to high credit risk, because it invests primarily in high yield/below investment grade bonds. Debt securities that are rated below investment grade are considered to be speculative; they are also commonly known as "junk" bonds. This is especially true during periods of economic uncertainty or during economic downturns. Interest rate risk refers to the possibility that the value of the Fund's portfolio investments may fall since fixed income securities generally fall in value when interest rates rise. The longer the term of a fixed income instrument, the more sensitive it will be to fluctuations in value from interest rate changes. Changes in interest rates may have a significant effect on this Fund, because it may hold securities with long terms to maturity. Liquidity risk refers to the possibility that the Fund may lose money or be prevented from earning capital gains if it cannot sell a security at the time and price that is most beneficial to the Fund. Because high yield bonds may be less liquid than higher quality securities, the Fund may be more susceptible to liquidity risk than funds that invest in higher quality investments. A security whose credit rating has been lowered may be particularly difficult to sell. Because the Fund may invest a portion of its assets in foreign company securities, it may be subject to foreign investing risks. Foreign investing risk refers to the likelihood that foreign investments may be riskier than U.S. investments because of many factors, some of which include:

 .  a lack of political or economic stability

 .  foreign controls on investment and currency exchange rates

 .  withholding taxes

 .  a lack of adequate company information

The risks of foreign investing are even more pronounced if the Fund invests in emerging markets. In addition, securities traded only through foreign markets may be more volatile and are often harder to sell. Volatility is a way to measure the changes in the price of a single security or an entire portfolio. Large and frequent price changes indicate higher volatility, which generally indicate that there is a greater chance you could lose money over the short term. The Fund is also subject to foreign currency risk. Because foreign securities are generally denominated and pay dividends or interest in foreign currencies, the value of the net assets of the Fund as measured in the U.S. dollars will be affected favorably or unfavorably by changes in exchange rates.

TCW Galileo Total Return Mortgage-Backed Securities Fund

               . Investment Objectives/Approach


The Fund seeks to maximize current income and achieve above average total return consistent with prudent investment management over a full market cycle. To pursue these goals, the Fund invests primarily in mortgage-backed securities of any maturity or type guaranteed by, or secured by collateral that is guaranteed by, the United States Government, its agencies, instrumentalities or its sponsored corporations (collectively, the "Federal Agencies"), and in privately issued mortgage-backed securities rated Aa or higher by Moody's or AA or higher by S&P.

Concepts to understand

Duration is often used to measure the potential volatility of a bond's price: bonds with longer durations are more sensitive to changes in interest rates, making them more volatile than bonds with shorter durations. Bonds with fixed maturities have a readily determinable duration. Bonds with uncertain payment schedules, such as mortgage-backed securities which can be prepaid, have durations which may vary or lengthen in certain interest rate environments, making their value even more volatile than when they were acquired.

Weighted average duration is the average duration of the securities in the portfolio weighted by market value.

Weighted average reset frequency is the average time to the next coupon reset date of the floating rate securities in the portfolio weighted by market value.

                    The Fund will invest (except when maintaining a temporary defensive position) at least 65% of the value of its total assets in mortgage-backed securities which are guaranteed by, or secured by collateral which is guaranteed by Federal Agencies. In managing the Fund's investments, the Adviser seeks to construct a portfolio with a weighted average duration for fixed rate securities and a weighted average reset frequency for floating rate securities of no more than eight years.

The Fund may invest some assets in inverse floaters and interest-only and principal-only securities, which are sometimes referred to as derivatives. These practices may reduce returns or increase volatility and may be very sensitive to changes in interest rates.

The Fund seeks to earn additional income by making loans of its portfolio securities to brokers, dealers and other financial institutions. The loans will be secured at all times by cash and other liquid high-grade debt obligations. As with any extension of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower fail financially.

The Fund may engage in active portfolio management which may result in increased Fund transaction expenses and have tax consequences, such as increased realized gains for investors.

                    Philip A. Barach, Jeffrey E. Gundlach and Frederick H. Horton are the Fund's portfolio managers.

Main Risks

The primary risks affecting this Fund are "credit risk," "interest rate risk" (including "extension risk" and "prepayment risk"), and "liquidity risk."

Credit risk refers to the likelihood that the Fund could lose money if an issuer is unable to meet its financial obligations, such as the payment of principal and/or interest on an instrument, or goes bankrupt. The Fund may invest a portion of its assets in mortgage-backed securities which are not guaranteed by the U.S. Government, which may make the Fund subject to substantial credit risk. This is especially true during periods of economic uncertainty or during economic downturns. Interest rate risk refers to the possibility that the value of the Fund's portfolio investments may fall since fixed income securities generally fall in value when interest rates rise. The longer the term of a fixed income instrument, the more sensitive it will be to fluctuations in value from interest rate changes. Changes in interest rates may have a significant effect on this Fund, because it may hold securities with long terms to maturity and mortgage-backed securities, including collateralized mortgage obligations, and stripped mortgage securities. Because this Fund invests in mortgage-backed securities, it may be subject to extension risk and prepayment risk, which are both a type of interest rate risk. Extension risk is the possibility that rising interest rates may cause owners of the underlying mortgages to pay off their mortgages at a slower than expected rate. This particular risk may effectively change a security which was considered short or intermediate term into a long-term security. Long-term securities generally drop in value more dramatically in response to rising interest rates than short or intermediate-term securities. Prepayment risk refers to the possibility that falling interest rates may cause owners of the underlying mortgages to pay off their mortgages at a faster than expected rate. This tends to reduce returns since the funds prepaid will have to be reinvested at the then lower prevailing rates. Liquidity risk refers to the possibility that the Fund may lose money or be prevented from earning capital gains if it cannot sell a security at the time and price that is most beneficial to the Fund. Because mortgage-backed securities may be less liquid than other securities, the Fund may be more susceptible to liquidity risks than funds that invest in other securities.

International

TCW Galileo European Equities Fund


Investment Objectives/Approach

The Fund seeks long-term capital appreciation. To pursue this goal, it invests primarily in the securities of issuers located in Europe. The Fund invests (except when maintaining temporary defensive position) at least 65% of the value of its total assets in equity securities issued by European Companies. These securities include common and preferred stocks, rights or warrants to purchase common stock and convertible debt or equity securities. The Fund invests in companies based in at least three European countries.


Concepts to understand
----------------------

European Company (i) is organized under the laws of a European country or has a principal office in Europe; or (ii) derives 50% or more of its gross revenues or profits from goods produced or sold, investments made, or services performed in European countries or has at least 50% of its assets situated in Europe; or
(iii) its equity securities are traded principally on a stock exchange or over-the-counter in a European country.

                         In managing the Fund's investments, the Adviser seeks to emphasize companies which are moving towards the North American concept of shareholder value.

                         The Fund seeks to invest in companies with prospective earnings growth higher than the market average.

Typically, the Fund sells an individual security when the company fails to meet expectations, there is a deterioration of underlying fundamentals, the intermediate and long-term prospects for the company are poor or the adviser determines to take advantage of a better investment opportunity.

The Fund may invest some assets in options, futures and foreign currency futures and forward contracts. These practices are used primarily to hedge the Fund's portfolio but may be used to increase returns; however, such practices sometimes may reduce returns or increase volatility.

The Fund seeks to earn additional income by making loans of its portfolio securities to brokers, dealers and other financial institutions. The loans will be secured at all times by cash and liquid high grade debt obligations. As with any extension of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower fail financially.

The Fund may engage in active portfolio management which may result in increased Fund transaction expenses and have tax consequences such as increased realized gains for investors.


        James M. Burns and Saker A. Nusseibeh are the Fund's portfolio managers.

Main Risks

The Fund holds primarily stocks, which may go up or down in value, sometimes rapidly and unpredictably. Although stocks offer the potential for greater long-term growth than most fixed income securities, stocks generally have higher short-term volatility. In addition, the Fund may hold convertible debt securities. Many convertible debt securities are rated below investment grade and are considered speculative by rating agencies as to repayment of principal and interest.

The primary risks affecting this Fund are "foreign investing risk," "liquidity risk," and "price volatility." Because the Fund invests in securities issued by foreign companies, it is subject to foreign investing risks. Foreign investing risk refers to the likelihood that foreign investments may be riskier than U.S. investments because of many factors, some of which include:

 .  a lack of political or economic stability

 .  foreign controls on investment and currency exchange rates

 .  withholding taxes

 .  a lack of adequate company information

Because the Fund invests in the securities of emerging market countries, these risk factors are more pronounced. In addition, securities traded only through foreign markets may be more volatile and are often harder to sell. The Fund also is subject to foreign currency risk. Because foreign securities generally are denominated and pay dividends or interest in foreign currencies, the value of the net assets of the Fund as measured in U.S. dollars will be affected favorably or unfavorably by changes in exchange rates. Liquidity risk refers to the possibility that the Fund may lose money or be prevented from earning capital gains if it cannot sell a security at the time and price that is most beneficial to the Fund. Because foreign securities may be less liquid than U.S. securities, the Fund may be more susceptible to liquidity risk than funds that invest in U.S. securities. Price volatility refers to the possibility that the value of the Fund's portfolio will change as the prices of its investments go up or down. This Fund may be subject to greater price volatility than funds that invest in the securities of U.S. companies.

Risk Considerations

Please consider the following risks before investing in a Fund.

Various market risks can affect the price or liquidity of an issuer's securities. Adverse events occurring with respect to an issuer's performance or financial position can depress the value of the issuer's securities. The liquidity in a market for a particular security will affect its value and may be affected by factors relating to the issuer, as well as the depth of the market for that security. Other market risks that can affect value include a market's current attitudes about types of securities, market reactions to political or economic events, and tax and regulatory effects (including lack of adequate regulations for a market or particular type of instrument). Market restrictions on trading volume can also affect price and liquidity.


                         Prices of most securities tend to be more volatile in the short-term. Therefore an investor who trades frequently or redeems in the short-term is more likely to incur loss than an investor who holds investments for the longer term. The fewer the number of issuers in which a Fund invests, the greater the potential volatility of its portfolio. A security that is leveraged, whether explicitly or implicitly, will also tend to be more volatile in that both gains and losses are intensified by the magnifying effects of leverage. Certain instruments (such as inverse floaters and interest-only securities) behave similarly to leveraged instruments.

                         The Adviser may temporarily invest up to 100% of a Fund's assets in high quality short-term money market instruments if it believes adverse economic or market conditions, such as excessive volatility or sharp market declines, justify taking a defensive investment posture. If a Fund attempts to limit investment risk by temporarily taking a defensive investment position, it may be unable to pursue its investment objective during that time, and it may miss out on some or all of an upswing in the securities markets.


General Investment Risk
-----------------------

Since shares of a Fund represent an investment in securities with fluctuating market prices, the value of a Fund's shares will vary as the value of each Fund's portfolio securities increases or decreases. Therefore, the value of an investment in a Fund could go down as well as up. This is also true for funds that invest primarily in fixed income securities. High credit quality investments also react in value to interest rate changes.

Investment in foreign securities involves special risks in addition to the usual risks inherent in domestic investments. These include: political or economic instability; the unpredictability of international trade patterns; the possibility of foreign governmental actions such as expropriation, nationalization or confiscatory taxation; the imposition or modification of foreign currency or foreign investment controls; the imposition of withholding taxes on dividends, interest and gains; price volatility; and fluctuations in currency exchange rates. These risks are more pronounced in emerging market countries.

Foreign Investing
-----------------

Investing in foreign securities involves risks in addition to the risks associated with domestic securities. An additional risk is currency risk. While the price of a Fund's shares is quoted in U.S. dollars, a Fund generally converts U.S. dollars to a foreign market's local currency to purchase a security in that market. If the value of that local currency falls relative to the dollar, the U.S. dollar value of the foreign currency will decrease.

                         As compared to U.S. companies, foreign issuers generally disclose less financial and other information publicly and are subject to less stringent and less uniform accounting, auditing and financial reporting standards. Foreign countries typically impose less thorough regulations on brokers, dealers, stock exchanges, insiders and listed companies than does the U.S, and foreign securities markets may be less liquid and more volatile than domestic markets. Investment in foreign securities involves higher costs than investment in U.S. securities, including higher transaction and custody costs as well as the imposition of additional taxes by foreign governments. In addition, security trading practices abroad may offer less protection to investors such as the Funds. Settlement of transactions in some foreign markets may be delayed or may be less frequent than in the U.S., which could affect the liquidity of a Fund's portfolio. Also, it may be more difficult to obtain and enforce legal judgments against foreign corporate issuers than against domestic issuers and it may be impossible to obtain and enforce judgments against foreign governmental issuers.

                         Because foreign securities generally are denominated and pay dividends or interest in foreign currencies, and the Funds may hold various foreign currencies from time to time, the value of the net assets of a Fund as measured in U.S. dollars can be affected favorably or unfavorably by changes in exchange rates. Generally, currency exchange transactions will be conducted on a spot (i.e., cash) basis at the spot rate prevailing in the currency exchange market. The cost of currency exchange transactions will generally be the difference between the bid and offer spot rate of the currency being purchased or sold.

                         In order to protect against uncertainty in the level of future foreign currency exchange rates, the Funds are authorized to enter into certain foreign currency futures and forward contracts. However, they are not obligated to do so and, depending on the availability and cost of these devices, the Funds may be unable to use foreign currency futures and forward contracts to protect against currency uncertainty. Please see the Statement of Additional Information for further information.

The forward currency market for the purchase or sale of U.S. dollars in most countries is not highly developed, and in certain countries, there may be no such market. If a devaluation of a currency is generally anticipated, a Fund may not be able to contract to sell the currency at an exchange rate more advantageous than that which would prevail after the anticipated amount of devaluation, particularly in regards to forward contracts for local Latin American currencies in view of the relatively small, inactive or even non-existent market for these contracts. In the event a Fund holds securities denominated in a currency that suffers a devaluation, the Fund's net asset values will suffer corresponding reductions. In this regard, in December 1994, the Mexican government determined to allow the Mexican peso to trade freely against the U.S. dollar rather than within a controlled band, which action resulted in a significant devaluation of the Mexican peso against the dollar. Further, in July 1997, the Thai and Philippine governments allowed the baht and peso, respectively, to trade freely against the U.S. dollar resulting in a sharp devaluation of both currencies, and in 1998 Russia did the same, causing a sharp devaluation of the ruble.

With respect to the European Equities Fund especially, investors should recognize that investing in securities of emerging market countries involves certain risks, and considerations, including those set forth below, which are not typically associated with investing in the United States or other developed countries.


Risks Associated With Emerging Market Countries
------------------------------------------------

Investing in emerging market countries involves substantial risks due to limited information, higher brokerage costs; different accounting standards; thinner trading markets as compared to those in developed countries; currency blockages or transfer restrictions; and expropriation, nationalization or other adverse political or economic developments.

                         Investing in emerging markets countries involves substantial risks due to limited information, higher brokerage costs; different accounting standards; thinner trading markets as compared to those in developed countries; currency blockages or transfer restrictions; and expropriation, nationalization or other adverse political or economic developments.



                         Political and economic structures in many emerging markets countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristics of more developed countries. Some of these countries may have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies.

                         The securities markets of emerging market countries are substantially smaller, less developed, less liquid and more volatile than the major securities markets in the United States and other developed nations. The limited size of many emerging securities markets and limited trading volume in issuers compared to the volume of trading in U.S. securities or securities of issuers in other developed countries could cause prices to be erratic for reasons apart from factors that affect the quality of the securities. For example, limited market size may cause prices to be unduly influenced by traders who control large positions. Adverse publicity and investors' perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of portfolio securities, especially in these markets.

                         In addition, emerging market countries' exchanges' and broker-dealers are generally subject to less government and exchange regulation than their counterparts in developed countries. Brokerage commissions, dealer concessions, custodial expenses and other transaction costs may be higher on emerging markets than in developed countries. As a result, the European Equities Fund has operating expenses that are expected to be higher than other funds investing in more established market regions.

Many of the emerging market countries may be subject to a greater degree of economic, political and social instability than is the case in the United States, Canada, Australia, New Zealand, Japan and Western European and certain Asian countries. Such instability may result from, among other things; (i) popular unrest associated with demands for improved political, economic and social conditions, and (ii) internal insurgencies.

In certain emerging market countries governments participate to a significant degree, through ownership or regulation, in their respective economies. Action by these governments could have a significant adverse effect on market prices of securities and payment of dividends. In addition, most emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation. Inflation and rapid fluctuation in inflation rates have had and may continue to have very negative effects on the economies and securities markets of certain emerging market countries. In addition, many emerging market countries are grappling with severe recession and government instability.

Many of the currencies of emerging market countries have experienced devaluations relative to the U.S. dollar, and major devaluations have historically occurred in certain countries. Any devaluations in the currencies in which portfolio securities are denominated will have a detrimental impact on funds investing in emerging market countries. Many emerging market countries are experiencing currency exchange problems. Countries have and may in the future impose foreign currency controls and repatriation control.

Fixed income securities are subject to various risks. The two primary (but not exclusive) risks affecting fixed income instruments are "credit risk" and "interest rate risk." These risks can affect a security's price volatility to varying degrees, depending upon the nature of the instrument. In addition, the depth and liquidity of the market for an individual or class of fixed income security can also affect its price and, hence, the market value of a Fund.


Fixed Income Securities
-----------------------

Fixed income securities are subject to two primary types of risk: credit risk and interest rate risk.


                         "Credit risk" refers to the likelihood that an issuer will default in the payment of principal and/or interest on an instrument. Financial strength and solvency of an issuer are the primary factors influencing credit risk. In addition, lack of or inadequacy of collateral or credit enhancements for a fixed income security may affect its credit risk. Credit risk of a security may change over its life, and securities which are rated by rating agencies are often reviewed and may be subject to downgrade.


                         The Aggressive Growth Equities, Large Cap Growth, Large Cap Value, Select Equities, Small Cap Growth, Technology and Value Opportunities Funds may invest in convertible securities rated below investment grade. The High Yield Bond Fund consists of below investment grade corporate securities while the Core Fixed Income Fund may invest in debt instruments rated below investment grade. Debt instruments that are rated below investment grade are considered to be speculative; they are also commonly known as "junk" bonds. Generally, lower-rated debt securities provide a higher yield than higher rated debt securities of similar maturity but are subject to greater credit risk than higher rated securities of similar maturity. Such securities are regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Because investment in lower quality securities involves greater investment risk, achievement of a Fund's investment objective will be more dependent on the Adviser's analysis than would be the case if the Fund were investing in higher quality bonds. In addition, lower quality securities may be more susceptible to real or perceived adverse economic and individual corporate developments than would investment grade bonds. Moreover, the secondary trading market for lower quality securities may be less liquid than the market for investment grade bonds. This potential lack of liquidity may make it more difficult for the Adviser to value accurately certain portfolio securities.

"Interest rate risk" refers to the risks associated with market changes in interest rates. Interest rate changes may affect the value of a fixed income security directly (especially in the case of fixed rate securities) and indirectly (especially in the case of adjustable rate securities). In general, rises in interest rates will negatively impact the price of fixed rate securities and falling interest rates will have a positive effect on price. The degree to which a security's price will change as a result of changes in interest rates is measured by its "duration." For example, the price of a bond with a 5 year duration would be expected under normal market conditions to decrease 5% for every 1% increase in interest rates. Generally, securities with longer maturities have a greater duration and thus are subject to greater price volatility from changes in interest rates. Adjustable rate instruments also react to interest rate changes in a similar manner although generally to a lesser degree (depending, however, on the characteristics of the reset terms, including the index chosen, frequency of reset and reset caps or floors, among other things).

Credit and Market Risks of Mortgage-Backed Securities. The investments by the Core Fixed Income and Total Return Mortgage-Backed Securities Funds in fixed rate and floating rate mortgage-backed securities will entail normal credit risks (i.e., the risk of non-payment of interest and principal) and market risks (i.e., the risk that interest rates and other factors will cause the


Mortgage-Backed Securities
---------------------------

Mortgage-Backed securities represent participation interests in pools of residential mortgage loans purchased from individual lenders by a federal agency or orignated and issued by private lenders.

                         value of the instrument to decline). Many issuers or servicers of mortgage-backed securities guarantee timely payment of interest and principal on the securities, whether or not payments are made when due on the underlying mortgages. This kind of guarantee generally increases the quality of a security, but does not mean that the security's market value and yield will not change. Like bond investments, the value of fixed rate mortgage-backed securities will tend to rise when interest rates fall, and fall when rates rise. Floating rate mortgage-backed securities will generally tend to have minimal changes in price when interest rates rise or fall, but their current yield will be affected. The value of all mortgage-backed securities may also change because of changes in the market's perception of the creditworthiness of the organization that issued or guarantees them. In addition, the mortgage-backed securities market in general may be adversely affected by changes in governmental legislation or regulation. Fluctuations in the market value of mortgage-backed securities after their acquisition usually do not affect cash income from these securities but are reflected in a Fund's net asset value. Factors that could affect the value of a mortgage-backed security include, among other things, the types and amounts of insurance which a mortgage carries, the amount of time the mortgage loan has been outstanding, the loan-to-value ratio of each mortgage and the amount of overcollateralization of a mortgage pool.


Liquidity Risk of Mortgage-Backed Securities. The liquidity of mortgage-backed securities varies by type of security; at certain times the Core Fixed Income and Total Return Mortgage-Backed Securities Funds may encounter difficulty in disposing of investments. Because mortgage-backed securities may be less liquid than other securities, a Fund may be more susceptible to liquidity risks than funds that invest in other securities. In the past, in stressed markets, certain types of mortgage-backed securities, such as inverse floaters, and interest-only securities, suffered periods of illiquidity if disfavored by the market.

Prepayment, Extension and Redemption Risks of Mortgage-Backed Securities. Mortgage-backed securities reflect an interest in monthly payments made by the borrowers who receive the underlying mortgage loans. Although the underlying mortgage loans are for specified periods of time, such as 20 or 30 years, the borrowers can, and typically do, pay them off sooner. When that happens, the mortgage-backed security which represents an interest in the underlying mortgage loan will be prepaid. A borrower is more likely to prepay a mortgage which bears a relatively high rate of interest. This means that in times of declining interest rates, a portion of the Core Fixed Income and Total Return Mortgage-Backed Securities Funds' higher yielding securities are likely to be redeemed and a Fund will probably be unable to replace them with securities having as great a yield. Prepayments can result in lower yields to shareholders. The increased likelihood of prepayment when interest rates decline also limits market price appreciation of mortgage-backed securities. This is known as prepayment risk. Mortgage-backed securities are also subject to extension risk. Extension risk is the possibility that rising interest rates may cause prepayments to occur at a slower than expected rate. This particular risk may effectively change a security which was considered short or intermediate term into a long-term security. Long-term securities generally fluctuate more widely in response to changes in interest rates than short or intermediate-term securities. In addition, a mortgage-backed security may be subject to redemption at the option of the issuer. If a mortgage-backed security held by a Fund is called for redemption, the Fund will be required to permit the issuer to redeem or "pay-off" the security, which could have an adverse effect on a Fund's ability to achieve its investment objective.

Collateralized Mortgage Obligations. There are certain risks associated specifically with collateralized mortgage obligations ("CMOs"). CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities. The average life of CMOs is determined using mathematical models that incorporate prepayment assumptions and other factors that involve estimates of future economic and market conditions. These estimates may vary from actual future results, particularly during periods of extreme market volatility. Further, under certain market conditions, such as those that occurred in 1994, the average weighted life of certain CMOs may not accurately reflect the price volatility of such securities. For example, in periods of supply and demand imbalances in the market for such securities and/or in periods of sharp interest rate movements, the prices of CMOs may fluctuate to a greater extent than would be expected from interest rate movements alone. CMOs issued by private entities are not obligations issued or guaranteed by the United States Government, its agencies or instrumentalities and are not guaranteed by any government agency, although the securities underlying a CMO may be subject to a guarantee. Therefore, if the collateral securing the CMO, as well as any third party credit support or guarantees, is insufficient to make payment, the holder could sustain a loss.

Stripped Mortgage Securities. Part of the investment strategy of the Core Fixed Income and Total Return Mortgage-Backed Securities Funds involves interest-only Stripped Mortgage Securities. These investments may be highly sensitive to changes in interest and prepayment rates and tend to be less liquid than other CMOs. In addition, prepayments of the underlying mortgages likely would lower a Fund's returns from stripped securities it holds.

Inverse Floaters. The Total Return Mortgage-Backed Securities Fund invests in inverse floaters, a class of CMOs with a coupon rate that resets in the opposite direction from the market rate of interest to which it is indexed such as London Interbank Offered Rate (LIBOR) or 11th District Cost of Funds index (COFI). Any rise in the index rate (as a consequence of an increase in interest rates) causes a drop in the coupon rate of an inverse floater while any drop in the index rate causes an increase in the coupon of an inverse floater. An inverse floater may behave like a security that is leveraged since its interest rate usually varies by a magnitude much greater than the magnitude of the change in the index rate of interest. The "leverage-like" characteristics inherent in inverse floaters are associated with greater volatility in their market prices.

Adjustable Rate Mortgages. ARMs contain maximum and minimum rates beyond which the mortgage interest rate may not vary over the lifetime of the security. In addition, many ARMs provide for additional limitations on the maximum amount by which the mortgage interest rate may adjust for any single adjustment period. Alternatively, certain ARMs contain limitations on changes in the required monthly payment. In the event that a monthly payment is not sufficient to pay the interest accruing on an ARM, any excess interest is added to the principal balance of the mortgage loan, which is repaid through future monthly payments. If the monthly payment for such an instrument exceeds the sum of the interest accrued at the applicable mortgage interest rate and the principal payment required at such point to amortize the outstanding principal balance over the remaining term of the loan, the excess is utilized to reduce the then-outstanding principal balance of the ARM.

Asset-Backed Securities. Certain asset-backed securities do not have the benefit of the same security interest in the related collateral as do mortgage-backed securities; nor are they provided government guarantees of repayment. Credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. In addition, some issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables.

The Aggressive Growth Equities, Large Cap Growth, Large Cap Value, Select Equities, Small Cap Growth, Technology, Value Opportunities and European Equities Funds are non-diversified for 1940 Act purposes and as such may invest a larger percentage of their assets in individual issuers than a diversified investment company.

                         To the extent each Fund makes investments in excess of 5% of its assets in a particular issuer, its exposure to credit and market risks associated with that issuer is increased. However, a Fund's investments will be limited so as to qualify for the special tax treatment afforded "regulated investment companies" under the Internal Revenue Code of 1986, as amended.


Non-Diversified Status
----------------------

Because a relatively higher percentage of the non-diversified Funds' assets may be invested in the securities of a limited number of issuers, these Funds may be more susceptible to any single economic, political or regulatory occurrence than a diversified fund.

The Technology Fund is also subject to "concentration risk". "Concentration risk" refers to focusing investment in the securities of sector or industry-specific issuers that could produce more volatile performance and greater risk relative to mutual funds that invest in numerous sectors or industries. The more concentrated the Fund's holdings are, the more likely it is that a sector's or industry's poor performance will hurt the Fund significantly.

Concentration
-------------

Concentration means limiting investing to particular sectors or industries.

The Funds may invest in European countries that have agreed to enter into the European Monetary Union (EMU). EMU is an effort by certain European countries to, among other things, reduce barriers between countries and eliminate fluctuations in their currencies. Among other things, EMU establishes

European Economic and Monetary Union
-------------------------------------


Many European countries have adopted or are in the process of adopting a single European currency referred to as the euro. The consequences of the euro conversion are unclear and may adversely affect the value and/or increase the volatility of securities held by the Fund.

                         a single European currency (the euro), which was introduced on January 1, 1999 and is expected to replace the existing national currencies of all initial EMU participants by July 1, 2002. Upon introduction of the euro, certain securities (beginning with government and corporate bonds) have been redonominated in the euro and, thereafter trade and make dividend and other payments only in euros.

                         Like other investment companies and business organizations, including the companies in which the Funds invests, the Funds could be adversely affected:
                         (i) if the euro, or EMU as a whole does not take affect as planned; (ii) if a participating country withdraws from EMU; or (iii) if the computing, accounting and trading systems used by the Funds' service providers, or by other business entities with which the Funds or their service providers do business, are not capable of recognizing the euro as a distinct currency at the time of, and following euro conversion.

Management of the Funds

Investment Adviser

The Funds' investment adviser is TCW Investment Management Company (the "Adviser") and is headquartered at 865 South Figueroa Street, Suite 1800, Los Angeles, California 90017. As of December 31, 2000, the Adviser and its affiliated companies, which provide a variety of trust, investment management and investment advisory services, had approximately $80 billion under management or committed to management.

Investment Sub-Adviser

TCW London International, Limited ("TCW London") (regulated by I.M.R.O.), Sub-Adviser to the Eropean Equities Fund, is headquartered at 16 Charles II Street, London, England SW1Y4QU.

Portfolio Managers

Listed below are the individuals who have been primarily responsible for the day-to-day portfolio management of Funds, including a summary of each person's business experience during the past five years:


Portfolio Manager(s)               Business Experience During Last Five Years*
Aggressive Growth
Equities Funds
  Christopher J. Ainley            Managing Director, the Adviser, TCW Asset
                                   Management Company and Trust Company of the
                                   West.
  Douglas S. Foreman               Group Managing Director and Chief Investment
                                   Officer-U.S. Equities, the Adviser, TCW Asset
                                   Management Company and Trust Company of the
                                   West.
Large Cap Growth
Fund
  Douglas Foreman                  See above.
  Wendy S. Barker                  Managing Director, the Adviser, TCW Asset
                                   Management Company and Trust Company of the
                                   West.
Large Cap Value Fund
  Thomas K. McKissick              Managing Director, the Adviser, TCW Asset
                                   Management Company and Trust Company of the
                                   West.
  N. John Snider                   Managing Director, the Adviser, TCW Asset
                                   Management Company and Trust Company of the
                                   West since April 2000. Previously, Mr. Snider
                                   was a Vice President and Portfolio Manager at
                                   Provident Investment Counsel from October
                                   1998 to April 2000. Prior to that, he was a
                                   portfolio manager at Arco Investment
                                   Management Company.
Select Equities Fund
  Glen E. Bickerstaff              Managing Director, the Adviser, TCW Asset
                                   Management Company and Trust Company of the
                                   West since May 1998. Previously, he was
                                   senior portfolio manager and Vice President
                                   of Transamerica Investment Services.
Small Cap Growth
Fund
  Christopher J. Ainley            See above.
  Nicholas J. Capuano              Managing Director, The Adviser, TCW Asset
                                   Management Company and Trust Company of the
                                   West.
  Douglas S. Foreman               See above.
Technology Fund

Christopher J. Ainley              See above.
Wendy S. Barker                    See above.
Douglas S. Foreman                 See above.
Value Opportunities Fund
  Nicholas F. Galluccio            Managing Director, the Adviser, TCW Asset
                                   Management Company and Trust Company of the
                                   West
  Susan I. Schottenfeld            Managing Director, the Adviser, TCW Asset
                                   Management Company and Trust Company of
                                   the West

Core Fixed Income
Fund
  Mark L. Attanasio                Group Managing Director and Chief Investment
                                   Officer--Below Investment Grade Fixed Income,
                                   the Adviser, TCW Asset Management Company and
                                   Trust Company of the West.
  Philip A. Barach                 Group Managing Director and Chief Investment
                                   Officer--Investment Grade Fixed Income, the
                                   Adviser, TCW Asset Management Company and
                                   Trust Company of the West.
  Jeffrey E. Gundlach              Group Managing Director and Chairman Multi-
                                   Strategy Fixed Income Committee, the Adviser,
                                   TCW Asset Management Company and Trust
                                   Company of the West.
High Yield Bond Fund
  James M. Hassett                 Managing Director, the Adviser, TCW Asset
                                   Management Company and Trust Company of the
                                   West.
  Mark D. Senkpiel                 Managing Director, the Adviser, TCW Asset
                                   Management Company and Trust Company of the
                                   West.
  Melissa V. Weiler                Managing Director, the Adviser, TCW Asset
                                   Management Company and Trust Company of the
                                   West.
Total Return
Mortgage-Backed
Securities Fund
  Philip A. Barach                 See above.
  Jeffrey E. Gundlach              See above
  Frederick H. Horton              Managing Director, the Adviser, TCW Asset
                                   Management Company and Trust Company of the
                                   West.
European Equities
Fund
  James M. Burns                   Managing Director and Executive Vice
                                   President, TCW London International Limited
                                   and Managing Director, TCW Asset Management
                                   Company.
  Saker A. Nusseibeh               Managing Director and Executive Vice
                                   President, TCW London International, Limited and Managing Director, TCW Asset Management
                                   Company since July 1996. Previously Director of Mercury Asset Management (London).


* Positions with the TCW Group, Inc. and its affiliates may have changed over time.

Advisory Agreement

The Funds and the Adviser have entered into an Investment Advisory and Management Agreement (the "Advisory Agreement"), under the terms of which the Funds have employed the Adviser to manage the investment of its assets, to place orders for the purchase and sale of its portfolio securities, and to be responsible for overall management of the Funds' business affairs, subject to control by the Board of Directors. The Adviser also pays certain costs of marketing the Funds, including sales personnel compensation, from legitimate profits from its investment advisory fees and other resources available to it. Under the Advisory Agreement, the Funds pay to the Adviser as compensation for the services rendered, facilities furnished, and expenses paid by it the following fees:

  Fund                                         Annual Management Fee (As Percent of Average Net Asset Value)
Aggressive Growth Equities                     1.00%
Large Cap Growth                               0.55%
Large Cap Value                                0.55%
Select Equities                                0.75%
Small Cap Growth                               1.00%
Technology                                     1.00%
Value Opportunities                            0.80%
Core Fixed Income                              0.40%
High Yield Bond                                0.75%
Total Return Mortgage-Backed Securities        0.50%
European Equities                              0.75%

The Adviser has retained, at its sole expense TCW London to provide investment advisory services with the European Equities Fund. Under the Sub-Advisory Agreement the Sub-Adviser assists the Adviser in performing its advisory functions in respect of the Fund.

The Advisory and Sub- Advisory Agreements provides that the Adviser and Sub-Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with the matters to which the agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser or Sub-Adviser in the performance of its duties or from reckless disregard by the Adviser or Sub-Adviser of its duties under the agreement.



Multiple Class Structure

Each Fund currently offer two classes of shares, Class I shares and Class N shares. Shares of each class of a Fund represent an equal pro rata interest in that Fund and generally gives you the same voting, dividend, liquidation, and other rights. The Class I shares are offered at the current net asset value. The Class N shares are also offered at the current net asset value, but will be subject to fees imposed under a distribution plan ("Distribution Plan") adopted pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, each Fund compensates the Funds' distributor at a rate equal to 0.25% of the average daily net assets of that Fund attributable to its Class N shares for distribution and related services. Because these fees are paid out of the Fund's Class N assets on an on-going basis, over time, these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Your Investment

Account Policies and Services

Buying shares

You pay no sales charges to invest in a Fund. Your price for a Fund's shares is the Fund's net asset value per share (NAV) which is calculated as of the close of trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time) every day the exchange is open. Your order will be priced at the next NAV calculated after your order is accepted by a Fund. Orders received by the Funds' transfer agent from dealers, brokers or other service providers after the NAV for the day is determined, will receive that same day's NAV if the orders were received by the dealers, brokers or service providers from their customers prior to 4:00 p.m. and were transmitted to and received by the transfer agent generally prior to 8:00 a.m. Eastern time on the next day. A Funds' investments are valued based on market value, or where market quotations are not readily available, based on fair value as determined in good faith by the Funds pursuant to procedures established by the Funds' Board.

Minimums

                                            Initial    IRA     Additional
 All Funds                                  $2,000     $500     $250

TCW Galileo Funds, Inc. may waive the minimum initial investment. All investments must be in U.S. dollars. Third-party checks, except those payable to an existing shareholder, will not be accepted. If your check or wire does not clear, you will be responsible for any loss a Fund incurs.

Automatic Investment Plan ($100 minimum)

You may arrange to make investments on a regular basis through automatic deductions from your bank checking account. Please call (800) 248-4486 for more information and enrollment form.

Selling shares

You may sell shares at any time. Your shares will be sold at the next NAV calculated after your order is accepted by the Fund's transfer agent. However, the European Equities Fund has a 1.00% short-term redemption fee on shares owned less than 90 days. Any certificates representing Fund shares being sold must be returned with your redemption request. Your order will be processed promptly, and you will generally receive the proceeds within a week.

Before selling recently purchased shares, please note that if a Fund has not yet collected payment for the shares you are selling, it may delay sending the proceeds for up to fifteen days.

Written sell order

Some circumstances require written sell orders, along with signature guarantees. These include:

 .  amounts of $100,000 or more

 . amounts of $1,000 or more on accounts whose address has been changed within the last 30 days

 . requests to send the proceeds to a payee or address different than what is on our records

A Medalion signature guarantee helps protect against fraud. You can obtain one from most banks or securities dealers but not from a notary public. Please call
(800) 248-4486 to ensure that your signature guarantee will be processed correctly.

Exchange privilege

You can exchange from one Class N Galileo Fund into another. The European Equities Fund has a 1.00% short-term exchange fee on shares owned less than 90 days. You can request your exchange in writing or by phone. Be sure to read the current prospectus for any Fund into which you are exchanging. Any new account established through an exchange will have the same privileges as your original account (as long as they are available).

Third party transactions

You may buy and redeem a Fund's shares through certain broker-dealers and financial organizations and their authorized intermediaries. If purchases and redemptions of a Fund's shares are arranged and settlement is made at an investor's election through a registered broker-dealer, other than the Fund's distributor, that broker-dealer may, at its discretion, charge a fee for that service.

Account statements

Every Fund investor automatically receives regular account statements. You will also be sent a yearly statement detailing the tax characteristics of any dividends and distributions you have received.

General policies

If your non-retirement account falls below $1,000 as a result of redemptions and or exchanges for six months or more, a Fund may close your account and send you the proceeds upon 60 days' written notice.

Unless you decline telephone privileges on your New Account Form, you may be responsible for any fraudulent telephone order as long as the Transfer Agent takes reasonable measures to verify the order.

Large Redemption Amounts
------------------------

The Funds also reserve the right to make a "redemption in kind"--payment in portfolio securities rather than cash--if the amount you are redeeming in any 90-day period is large enough to affect Fund operations (for example, if it equals more than $250,000 or represents more than 1% of a Fund's assets).

                         Each Fund restricts excessive trading (usually defined as more than four exchanges out of the Fund within a calendar year). You are limited to one exchange of shares in the same Fund during any 15-day period except investors in 401(k) and other group retirement accounts, investors who purchase shares through certain broker dealers, and asset allocation accounts managed by the Adviser or an affiliate. Each Fund reserves the right to:

 . refuse any purchase or exchange request that could adversely affect a Fund or its operations, including those from any individual or group who, in the Fund's view, are likely to engage in excessive trading

 . change or discontinue its exchange privilege, or temporarily suspend this privilege during unusual market conditions

 . delay sending out redemption proceeds for up to seven days (generally applies only in cases of very large redemptions, excessive trading or during unusual market conditions).

 TO OPEN AN ACCOUNT                            TO ADD TO AN ACCOUNT
In Writing

Complete the New Account Form. Mail your New
Account Form and a check made payable to TCW
Galileo __________________________ Fund to:

Via Regular Mail
TCW Galileo Funds, Inc.                        (Same, except that you should include a note specifying
PFPC Inc.                                      the Fund name, your account number, and the name(s)
P.O. Box 8909                                  your account is registered in.)
Wilmington, DE  19899-8909

Via Express, Registered or Certified Mail
TCW Galileo Funds, Inc.
c/o PFPC Inc.
400 Bellevue Parkway, Suite 108
Wilmington, DE  19809


By Telephone

Please contact the Investor Relations Department at
(800) FUND TCW (386-3829) for a New Account Form.

Wire: Have your bank send your investment to:        (Same)

PNC Bank, Philadelphia, PA
ABA No. 031-0000-53
Account No.  86-1282-4023
FBO TCW Galileo _______________________
Fund
(Name on the Fund Account)
(Fund Account Number)

Via Exchange

Call the Transfer Agent at (800) 248-4486. The new account will have the same registration as the account from which you are exchanging.

If you need help completing the New Account Form, please call the Transfer Agent at (800) 248-4486.

TO SELL OR EXCHANGE SHARES
By Mail

Write a letter of instruction that includes:
 .  your name(s) and signature(s) as they appear on
   the account form
 .  your account number
 .  the Fund name
 .  the dollar amount you want to sell or exchange
 .  how and where to send the proceeds

Obtain a signature guarantee or other documentation, if required (see "Account Policies and Services--Selling
Shares").

Mail your letter of instruction to:

Via Regular Mail
TCW Galileo Funds, Inc.
PFPC Inc.
P.O. Box 8909
Wilmington, DE  19899-8909

Via Express, Registered or Certified Mail
TCW Galileo Funds, Inc.
c/o  PFPC  Inc.
400 Bellevue Parkway, Suite 108
Wilmington, DE  19809


By Telephone

Be sure the Funds have your bank account information on file. Call the Transfer Agent at (800) 248-4486 to request your transaction. Proceeds will be sent electronically to your bank or a check will be sent to the address of record. Any undeliverable checks or checks that remain uncashed for six months will be cancelled and will be reincested in the Fund at the per share net asset value determined as of the date of cancellation..

Telephone redemption requests must be for a minimum of $1,000.

Systematic Withdrawal Plan: Call (800) 248-4486 to request a form to add the plan. Complete the form, specifying the amount and frequency of withdrawals you would like.

Be sure to maintain an account balance of $2,000 or more.
Systematic Withdrawal plans are subject to a minimum annual withdrawal of $500.

                                   To reach the Transfer Agent at PFPC Inc., call toll free in the U.S.

                                   (800) 248-4486
                                   Outside the U.S.
                                   (302) 791-3535 (collect)

Distributions and Taxes

The amount of dividends of net investment income and distributions of net realized long and short-term capital gains payable to shareholders will be determined separately for each Fund. Dividends from the net investment income of a Fund will be declared and paid annually. Each Fund will distribute any net realized long or short-term capital gains at least annually. Your distributions will be reinvested in the same Fund unless you instruct the Fund otherwise. There are no fees or sales charges on reinvestments.

In any fiscal year in which a Fund qualifies as a regulated investment company and distributes to shareholders all of its net investment income and net capital gains, the Fund is relieved of federal income tax.

Generally, all dividends and capital gains are taxable whether they are reinvested or received in cash--unless you are exempt from taxation or entitled to tax deferral. Capital gains distributions may be taxable at different rates depending on the length of time a Fund has held the assets sold. Early each year, you will be notified as to the amount and federal tax status of all distributions paid during the prior year. Distributions may also be subject to state or local taxes. The tax treatment of redemptions from a retirement plan account may differ from redemptions from an ordinary shareholder account. If you redeem shares of a Fund or exchange them for shares of another Fund, any gain on the transaction may be subject to tax. You must provide the Funds with a correct taxpayer identification number (generally your Social Security Number) and certify that you are not subject to backup withholding. If you fail to do so, the IRS can require the Funds to withhold 31% of your taxable distributions and redemptions. Federal law also requires the Funds to withhold 30% or the applicable tax treaty rate from dividends paid to nonresident alien, non-U.S. partnership and non-U.S. corporation shareholder accounts.

This is a brief summary of some of the tax laws that affect your investment in the Funds. Please see the Statement of Additional Information and your tax adviser for further information.

Financial Highlights

The financial highlights table is intended to help you understand the Fund's financial performance for the fiscal years indicated. Certain information reflects financial results for a single Fund share. "Total return" shows how much your investment in the Class N shares of the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions (Class N shares of the Fund commenced operations on March 1, 1999). These figures have been audited by Deloitte & Touche LLP, whose report, along with Company's financial statements, are included in the annual report, which is available upon request.

TCW Galileo Aggressive Growth Equities Fund
Class N

                                                                                                           March 1, 1999
                                                                                    Year Ended                through
                                                                                 October 31, 2000         October 31, 1999
                                                                                 -------------------------------------------
Net Asset Value per Share, Beginning of Period                                           $  22.27        $     16.07
                                                                                 -------------------------------------------

Income (Loss) from Investment Operations:
 Net Investment (Loss)                                                                      (0.35)             (0.12)
 Net Realized and Unrealized Gain on Investments                                             8.82               6.32
                                                                                 -------------------------------------------
  Total from Investment Operations                                                           8.47               6.20
                                                                                 -------------------------------------------
Less Distributions
Distributions from Net Realized Gain                                                        (2.73)                --
Net Asset Value per Share, End of Period                                                 $  28.01        $     22.27
                                                                                 ===========================================

Total Return                                                                                39.68%             38.58% (1)

Ratios/Supplemental Data:
Net Assets, End of Period (in thousands)                                                 $ 43,578        $     2,367
Ratio of Net Expenses to Average Net Assets                                                  1.48%(3)           1.47% (2)(3)
Ratios of Net Investment (Loss) to Average Net Assets                                       (1.15)%            (0.92) %(2)
Portfolio Turnover Rate                                                                     44.85%             64.12%

(1) For the period March 1, 1999 (Commencement of offering of Class N shares) through October 31, 1999 and not indicative of a full year's operating results.
(2) Annualized.
(3) The Investment Adviser has contractually agreed to reduce its fee, or to pay the operating expenses of the Fund, to the extent necessary to limit the annual operating expenses of the Fund to 1.48% and 1.53% of net assets through October 31, 2000 and 1999, respectively. Had such action not been taken, total annualized operating expenses, as a percentage of average net assets, would have been 1.53% for the year ended October 31, 2000 and 6.83% for the period from March 1, 1999 (Commencement of offering of Class N shares) to October 31, 1999.

Financial Highlights

The financial highlights table is intended to help you understand the Fund's financial performance for the fiscal years indicated. Certain information reflects financial results for a single Fund share. "Total return" shows how much your investment in the Class N shares of the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions (Class N shares of the Fund commenced operations on March 1, 1999). These figures have been audited by Deloitte & Touche LLP, whose report, along with Company's financial statements, are included in the annual report, which is available upon request.

TCW Galileo Large Cap Growth Fund
Class N

                                                                                                 March 1, 1999
                                                                          Year Ended                 Through
                                                                       October 31, 2000         October 31, 1999
                                                                       ------------------------------------------
Net Asset Value per Share, Beginning of Period                                  $     16.60           $     13.70
                                                                       ------------------------------------------

Income (Loss) from Investment Operations:
 Net Investment (Loss)                                                                (0.17)                (0.08)
 Net Realized and Unrealized Gain on Investments                                       2.42                  2.98
                                                                       ------------------------------------------
  Total from Investment Operations                                                     2.25                  2.90
                                                                       ------------------------------------------
Less Distributions
Distributions from Net Realized Gain                                                  (0.94)                   --
                                                                       ==========================================
Net Asset Value per Share, End of Period                                        $     17.91           $     16.60
                                                                       ==========================================


Total Return                                                                          13.58%                21.17% /(1)/

Ratios/Supplemental Data:
Net Assets, End of Period (in thousands)                                        $       317           $        86
Ratio of Net Expenses to Average Net Assets                                            1.40%/(3)/            1.46%/(2)(3)/
Ratio of Net Investment (Loss) to Average Net Assets                                  (0.86)%               (0.74%)/(2)/
Portfolio Turnover Rate                                                              113.62%                78.02%

(1) For the period March 1, 1999 (Commencement of offering of Class N shares) through October 31, 1999 and not indicative of a full year's operating results.
(2)  Annualized.

(3) The Investment Adviser has contractually agreed to reduce its fee, or to pay the operating expenses of the Fund, to the extent necessary to limit the annual ordinary operating expenses of the Fund to 1.40% and 1.39 % of net assets through October 31, 2999 and 1999, respectively. Had such action not been taken, total annualized operating expenses, as a percentage of average net assets, would have been 13.96% for the year ended October 31, 2000 and 392.27% for the period from March 1, 1999 (Commencement of offering of Class N shares) to October 31, 1999.

Financial Highlights

The financial highlights table is intended to help you understand the Fund's financial performance for the fiscal years indicated. Certain information reflects financial results for a single Fund share. "Total return" shows how much your investment in the Class N shares of the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions (Class N shares of the Fund commenced operations on March 1, 1999). These figures have been audited by Deloitte & Touche LLP, whose report, along with Company's financial statements, are included in the annual report, which is available upon request.

TCW Galileo Large Cap Value Fund
Class N

                                                                                                   March 1, 1999
                                                                           Year Ended                 Through
                                                                        October 31, 2000         October 31, 1999
                                                                       ------------------------------------------
Net Asset Value per Share, Beginning of Period                                $     11.79            $      11.07
                                                                       ------------------------------------------

Income from Investment Operations:
 Net Investment Income                                                               0.02                    0.06
 Net Realized and Unrealized Gain on Investments                                     2.34                    0.66
                                                                       ------------------------------------------
  Total from Investment Operations                                                   2.36                    0.72
                                                                       ------------------------------------------
Less Distributions
Disutributions form Net Investment Income                                           (0.05)                     --
                                                                       ==========================================
Net Asset Value per Share, End of Period                                      $     14.10            $      11.79
                                                                       ==========================================

Total Return                                                                        20.04%                   6.51%/(1)/(1)/

Ratios/Supplemental Data:
Net Assets, End of Period (in thousands)                                      $     3,829            $         58
Ratio of Net Expenses to Average Net Assets                                          1.28%/(3)/              1.46% /(2)(3)/
Ratio of Net Investment Income to Average Net Assets                                 0.13%                   0.71% /(2)/
Portfolio Turnover Rate                                                            108.54%                 142.36%

(1) For the period March 1, 1999 (Commencement of offering of Class N shares) through October 31, 1999 and not indicative of a full year's operating results.
(2)  Annualized.
(3) The Investment Adviser has contractually agreed to reduce its fee, or to pay the operating expenses of the Fund, to the extent necessary to limit the annual ordinary operating expenses of the Fund to 1.28% and 1.39 % of net assets through October 31, 2000 and 1999, respectively. Had such action not been taken, total annualized operating expenses, as a percentage of average net assets, would have been 5.05% for the year ended October 31, 2000 and 163.61% for the period from March 1, 1999 (Commencement of offering of Class N shares) to October 31, 1999.

Financial Highlights

The financial highlights table is intended to help you understand the Fund's financial performance for the fiscal years indicated. Certain information reflects financial results for a single Fund share. "Total return" shows how much your investment in the Class N shares of the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions (Class N shares of the Fund commenced operations on March 1, 1999). These figures have been audited by Deloitte & Touche LLP, whose report, along with Company's financial statements, are included in the annual report, which is available upon request.

TCW Galileo Select Equities Fund
Class N

                                                                                                       March 1, 1999
                                                                               Year Ended                 through
                                                                            October 31, 2000         October 31, 1999
                                                                         ---------------------------------------------
Net Asset Value per Share, Beginning of Period                                        $  20.67             $     17.62
                                                                         ---------------------------------------------

Income (Loss) from Investment Operations:
 Net Investment (Loss)                                                                   (0.16)                  (0.07)
 Net Realized and Unrealized Gain on Investments                                          5.97                    3.12

  Total from Investment Operations                                                        5.81                    3.05
Less Distributions
Distributions from Net Realized Gain                                                     (0.92)                     --
                                                                         ---------------------------------------------
Net Asset Value per Share, End of Period                                              $  25.56             $     20.67
                                                                         =============================================

Total Return                                                                             28.92%                  17.31%/(1)/

Ratios/Supplemental Data:
Net Assets, End of Period (in thousands)                                              $156,804             $    19,111
Ratio of Expenses to Average Net Assets                                                   1.17%                   1.46%/(2)(3)/
Ratio of Net Investment (Loss) to Average Net Assets                                     (0.64)%                 (0.53)%/(2)/
Portfolio Turnover Rate                                                                  52.37%                  48.29%

(1) For the period March 1, 1999 (Commencement of offering of Class N shares) through October 31, 1999 and not indicative of a full year's operating results.
(2)  Annualized.
(3) The Investment Adviser has contractually agreed to reduce its fee, or to pay the operating expenses of the Fund, to the extent necessary to limit the annual ordinary operating expenses of the Fund to 1.39% of net assets through October 31, 1999. Had such action not been taken, total annualized operating expenses, as a percentage of average net assets, would have been 2.66% for the period from March 1, 1999 (Commencement of offering of Class N shares) to October 31, 1999.

Financial Highlights

The financial highlights table is intended to help you understand the Fund's financial performance for the fiscal years indicated. Certain information reflects financial results for a single Fund share. "Total return" shows how much your investment in the Class N shares of the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions (Class N shares of the Fund commenced operations on March 1, 1999). These figures have been audited by Deloitte & Touche LLP, whose report, along with Company's financial statements, are included in the annual report, which is available upon request.

TCW Galileo Small Cap Growth Fund
Class N

                                                                                                 March 1, 1999
                                                                               Year Ended           through
                                                                            October 31, 2000   October 31, 1999
                                                                         ---------------------------------------
Net Asset Value per Share, Beginning of Period                                   $     30.74          $    20.62
                                                                         ---------------------------------------

Income (Loss) from Investment Operations:
 Net Investment (Loss)                                                                 (0.43)              (0.20)
 Net Realized and Unrealized Gain on Investments                                        9.30               10.32
                                                                         ---------------------------------------
  Total from Investment Operations                                                      8.87               10.12
                                                                         ---------------------------------------
Less Distributions
Distributions from Net Realized Gain                                                   (2.07)                 --
                                                                         ---------------------------------------
Net Asset Value per Share, End of Period                                         $     37.54          $    30.74
                                                                         =======================================


Total Return                                                                           28.56%              49.08%/(1)/

Ratios/Supplemental Data:
Net Assets, End of Period (in thousands)                                         $    92,621          $      671
Ratio of Net Expenses to Average Net Assets                                             1.42%/(3)/          1.53%/(2)(3)/
Ratios of Net Investment (Loss) to Average Net Assets                                  (1.02)%             (1.15)%/(2)/
Portfolio Turnover Rate                                                                50.94%              74.52%

(1) For the period March 1, 1999 (Commencement of offering of Class N shares) through October 31, 1999 and not indicative of a full year's operating results.
(2)  Annualized.
(3) The Investment Adviser has contractually agreed to reduce its fee, or to pay the operating expenses of the Fund, to the extent necessary to limit the annual ordinary operating expenses of the Fund to 1.42% and 1.63% of net assets through October 31, 2000 and 1999, respectively. Had such action not been taken, total annualized operating expenses, as a percentage of net assets, would have been 1.44% for the year ended October 31, 2000 and 35.14% for the period from March 1, 1999 (Commencement of offering of Class N Shares) to October 31, 1999.

Financial Highlights

The financial highlights table is intended to help you understand the Fund's financial performance for the fiscal years indicated. Certain information reflects financial results for a single Fund share. "Total return" shows how much your investment in the N Class shares of the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions (Class N shares of the Fund commenced operations on March 1, 1999). These figures have been audited by Deloitte & Touche LLP, whose report, along with Company's financial statements, are included in the annual report, which is available upon request.

TCW Galileo Core Fixed Income Fund
Class N

                                                                                                      March 1, 1999
                                                                                    Year Ended           through
                                                                                 October 31, 2000   October 31, 1999
                                                                               --------------------------------------
Net Asset Value per Share, Beginning of Period                                        $      9.51         $      9.74
                                                                               --------------------------------------

Income (Loss) from Investment Operations:
 Net Investment Income                                                                       0.55                0.37
 Net Realized and Unrealized Gain (Loss) on Investments                                     (0.21)              (0.35)
                                                                               --------------------------------------
  Total from Investment Operations                                                           0.34                0.02
                                                                               --------------------------------------
Less Distributions:
 Distributions from Net Investment Income                                                   (0.53)              (0.25)
                                                                               --------------------------------------
Net Asset Value per Share, End of Period                                              $      9.32         $      9.51
                                                                               ======================================

Total Return                                                                                 3.71%               0.17%/(1)/

Ratios/Supplemental Data:

Net Assets, End of Period (in thousands)                                              $        80         $        83
Ratio of Expenses to Average Net Assets                                                      1.13%/(3)/          1.00%/(2)(3)/
Ratio of Net Investment Income to Average Net Assets                                         5.90%               5.68%/(2)/
Portfolio Turnover Rate                                                                    107.59%             136.63%

(1) For the period March 1, 1999 (Commencement of offering of Class N shares) through October 31, 1999 and not indicative of a full year's operating results.
(2)  Annualized.
(3) The Investment Adviser has contractually agreed to reduce its fee, or to pay the operating expenses of the Fund, to the extent necessary to limit the annual ordinary operating expenses of the Fund to 1.13% and 1.00% of net assets through October 31, 2000 and 1999, respectively. Had such action not been taken, total annualized operating expenses, as a percentage of average net assets, would have been 40.33% for the year ended October 31,2 000 and 134.10% for the period from March 1, 1999 (Commencement of offering of Class N shares) to October 31, 1999.

Financial Highlights

The financial highlights table is intended to help you understand the Fund's financial performance for the fiscal years indicated. Certain information reflects financial results for a single Fund share. "Total return" shows how much your investment in the Class N shares of the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions (Class N shares of the Fund commenced operations on March 1, 1999). These figures have been audited by Deloitte & Touche LLP, whose report, along with Company's financial statements, are included in the annual report, which is available upon request.

TCW Galileo High Yield Bond Fund
Class N

                                                                                              March 1, 1999
                                                                   Year Ended                    through
                                                                October 31, 2000             October 31, 1999
                                                            -------------------------------------------------------
Net Asset Value per Share, Beginning of Period                          $         8.91              $          9.39
                                                            -------------------------------------------------------

Income from Investment Operations:
 Net Investment Income                                                            0.78                         0.55
 Net Realized and Unrealized Gain on Investments                                 (0.93)                       (0.57)
                                                            -------------------------------------------------------
  Total from Investment Operations                                               (0.15)                       (0.02)
                                                            -------------------------------------------------------

Less Distributions:
 Distributions from Net Investment Income                                        (0.86)                       (0.46)
                                                            -------------------------------------------------------
  Total Distributions                                                            (0.86)                       (0.46)
                                                            -------------------------------------------------------

Net Asset Value per Share, End of Period                                $         7.90              $          8.91
                                                            =======================================================


Total Return                                                                     (1.86)%                      (0.24)% /(1)/

Ratios/Supplemental Data:
Net Assets, End of Period (in thousands)                                $          316              $           189
Ratio of Expenses to Average Net Assets                                           1.27%/(3)/                   1.30% /(2)(3)/
Ratio of Net Investment Income to Average Net Assets                              8.91%                        8.78% /(2)(3)/
Portfolio Turnover Rate                                                          64.29%                      128.15%

(1) For the period March 1, 1999 (Commencement of offering of Class N shares) through October 31, 1999 and not indicative of a full year's operating results.
(2)  Annualized.
(3) The Investment Adviser has contractually agreed to reduce its fee, or to pay the operating expenses of the Fund, to the extent necessary to limit the annual ordinary operating expenses of the Fund to 1.27% and 1.30% of net assets through October 31, 2000 and 1999, respectively. Had such action not been taken, total annualized operating expenses, as a percentage of average net assets, would have been 2.05% for the year ended October 31, 2000 and 47.83% for the period from March 1, 1999 (Commencement of offering of Class N shares) to October 31, 1999.

Financial Highlights

The financial highlights table is intended to help you understand the Fund's financial performance for the fiscal years indicated. Certain information reflects financial results for a single Fund share. "Total return" shows how much your investment in the Class N shares of the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions (Class N shares of the Fund commenced operations on March 1, 1999). These figures have been audited by Deloitte & Touche LLP, whose report, along with Company's financial statements, are included in the annual report, which is available upon request.

TCW Galileo Total Return Mortgage-Backed Securities Fund
Class N

                                                                                                  March 1, 1999
                                                                   Year Ended                        through
                                                                October 31, 2000                October 31, 1999
                                                         --------------------------------------------------------------
Net Asset Value per Share, Beginning of Period                          $         9.23                  $          9.40
                                                         --------------------------------------------------------------

Income from Investment Operations:
 Net Investment Income                                                            0.58                             0.43
 Net Realized and Unrealized Gain on Investments                                  0.12                            (0.49)
                                                        ---------------------------------------------------------------
  Total from Investment Operations                                                0.70                            (0.06)
                                                         --------------------------------------------------------------

Less Distributions:
 Distributions from Net Investment Income                                        (0.60)                           (0.11)
                                                         --------------------------------------------------------------
  Total Distributions                                                            (0.60)                           (0.11)
                                                         --------------------------------------------------------------

Net Asset Value per Share, End of Period                                $         9.33                  $          9.23
                                                         ==============================================================


Total Return                                                                      8.09%                           (0.69)% /(1)/

Ratios/Supplemental Data:
Net Assets, End of Period (in thousands)                                $           49                  $            37
Ratio of Expenses to Average Net Assets                                           1.02%/(3)/                       1.02% /(2)(3)/
Ratio of Net Investment Income to Average Net Assets                              6.38%                            7.00% /(2)(3)/
Portfolio Turnover Rate                                                           8.44%                           28.07%

(1) For the period March 1, 1999 (Commencement of offering of Class N shares) through October 31, 1999 and not indicative of a full year's operating results.
(2)  Annualized.
(3) The Investment Adviser has contractually agreed to reduce its fee, or to pay the operating expenses of the Fund, to the extent necessary to limit the annual ordinary operating expenses of the Fund to 1.02% and 1.00% of net assets through October 31, 2000 and 1999, respectively. Had such action not been taken, total annualized operating expenses, as a percentage of average net assets, would have been 89.63% for the year ended October 31, 2000 and 722.10% for the period from March 1, 1999 (Commencement of offering of Class N shares) to October 31, 1999.

Financial Highlights

The financial highlights table is intended to help you understand the Fund's financial performance for the fiscal years indicated. Certain information reflects financial results for a single Fund share. "Total return" shows how much your investment in the Class N shares of the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions (Class N shares of the Fund commenced operations on March 1, 1999). These figures have been audited by Deloitte & Touche LLP, whose report, along with Company's financial statements, are included in the annual report, which is available upon request.

TCW Galileo European Equities Fund
Class N

                                                                                                March 1, 1999
                                                                          Year Ended               through
                                                                       October 31, 2000        October 31, 1999
                                                                   ----------------------------------------------------
Net Asset Value per Share, Beginning of Period                                $     13.14                $  12.37
                                                                   ----------------------------------------------------

Income from Investment Operations:
 Net Investment Income                                                              (0.09)                   0.09
 Net Realized and Unrealized Gain on Investments                                     1.43                    0.68
                                                                   ----------------------------------------------------
  Total from Investment Operations                                                   1.34                    0.77
                                                                   ----------------------------------------------------

Less Distributions
Distributions from Net Investment Income                                            (0.04)                     --
Distributions from Net Realized Gain                                                (0.55)                     --
                                                                   ----------------------------------------------------
Total Distributions                                                                 (0.59)                     --
                                                                   ====================================================
Net Asset Value, End of Period                                                $     13.89                $  13.14
                                                                   ====================================================

Total Return                                                                        10.08%                   6.23%/(1)/

Ratios/Supplemental Data:
Net Assets, End of Period (in thousands)                                      $       217                $    149
Ratio of Net Expenses to Average Net Assets                                          1.77%/(3)/              1.69%/(1)/
Ratios of Net Investment Income to Average Net Assets                               (0.56)%                  1.12%/(2)/
Portfolio Turnover Rate                                                             96.40%                  95.21%

(1) For the period March 1, 1999 (Commencement of offering of Class N shares) through October 31, 1999 and not indicative of a full year's operating results.
(2) Annualized.
(3) The Investment Adviser contractually agreed to reduce its fee, or to pay the operating expenses of the Fund to the extent necessary to limit the annual ordinary operating expenses of the Fund to 1.77% and 1.71% of net assets through October 31, 2000 and 1999, respectively. Had such action not been taken, total annualized operating expenses, as a percentage of average net assets, would have been 12.03% for the year ended October 31, 2000 and 54.30% for the period March 1, 1999 (Commencement of offering of Class N Shares) through October 31, 1999.

For More Information


For all shareholder account information such as transactions and account inquiries:

Call (800) 248-4486

For information regarding the TCW Galileo Funds, Inc.:

Call (800) FUND TCW (386-3829)

In writing:

TCW Galileo Funds, Inc.
c/o PFPC Inc.
P.O. Box 8909
Wilmington, DE  19899-8909

On the Internet:

TCW GALILEO FUNDS, INC.
http://www.tcwgroup.com

You may visit the SEC's website at www.sec.gov to view text only versions of
                                   -----------
Fund documents  filed with the SEC.

You can also obtain copies by visiting the SEC's Public Reference Room in Washington, DC (phone 1-800-SEC-0330 or 1-202-942-8090) or by sending your request and a duplicating fee to the SEC's Public Reference Section, 450 Fifth Street, N.W., Washington, DC 20549-6009 or by electronic request at the following e-mail address: wwwpublicinfo@sec.gov.

            TCW Galileo Funds, Inc.

            SEC file number: 811-7170

            More information on the Fund is available free upon request, including the following:

            Annual / Semi-Annual Report

            Describes the Fund's performance, lists portfolio holdings and contains a letter from the Fund's portfolio manager discussing recent market conditions, economic trends and Fund strategies.

            Statement of Additional Information (SAI)

            Provides more details about the Fund and its policies. A current SAI is on file with the Securities and Exchange Commission (SEC) and is incorporated by reference and is legally considered part of this prospectus.